Exhibit 10.1


                               333 CORPORATE PLAZA

1.    Basic Lease Provisions & Definitions ("Basic Lease Provisions").
      ---------------------------------------------------------------

1.1 Parties. This Lease, dated November 1, 2005, is between 333 Ventures, LLC ("Landlord") and Capital Bank Corporation ("Tenant").

1.2 Premises. As defined in Exhibit A.
                            ---------

Additionally, Landlord will provide Tenant with 3,314 square feet of vault and adjoining space in the basement of the Building at a cost of $4.00 per foot to the Tenant (the "Vault").

1.3 Building. The real property located at 333 Fayetteville Street, Raleigh, County of Wake, State of North Carolina (the "Building"), including adjacent parking structures used in connection therewith.

1.4 Use. General office, retail banking, and other financial services, subject to Paragraph 6.

1.5 Term. The Commencement Date shall be April 01, 2006. The original term under this Lease shall begin on the Commencement Date and will continue for a period of one hundred and twenty (120) full months until midnight, March 31, 2016 (the "Termination Date").

1.6 Base Rent. Tenant base rent shall be based on an initial rental rate of $18.75 per rentable square foot, resulting in Tenant paying the monthly amounts in Paragraph 1.8. Rent payment is due and payable in advance on the 1st day of each month per Paragraph 4.1.

1.7 Base Allowance. The (per square foot) dollar amount that results by dividing the sum of the annual Operating Expenses (as defined in Paragraph 4.2) for the Building (144,711 rentable sq. ft.) by the rentable square footage of the leased building area. The Tenant's Base Year shall be 2006. Throughout the term of this lease, the Base Year Operating Expenses are included in the Base Rent.

1.8 Base Rent Increase. The Base Rent for the rental space payable under Paragraph 1.6 shall increase every April 1st at a rate of Three Percent (3%) per year during the Term of the Lease, resulting in the following rent rates per rentable square foot per year and Monthly rents:


Period                                   Premises         Rate/rsf    RSF    Monthly rent      Total $
------                                   --------         --------    ---    ------------      -------
April 1, 2006 thru October 31, 2006:   Initial space       $18.75    25,907   $40,479.69     283,357.81

Nov. 1, 2006 thru March 31, 2007:      2nd Floor added     $18.75    33,449   $52,264.06     261,320.31

April 1, 2007 thru June 30, 2007:      --                  $19.31    33,449   $53,825.02     161,475.04


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July 1, 2007 thru Dec. 31, 2007:       6th Floor added     $19.31    44,404   $71,453.44     428,720.61

Jan. 1, 2008 thru March 31, 2008:      7th Floor added     $19.31    55,359   $89,081.85     267,245.57

April 1, 2008 thru March 31, 2009:     --                  $19.89    55,359   $91,757.54   1,101,090.48

April 1, 2009 thru March 31, 2010:     --                  $20.49    55,359   $94,525.49   1,134,305.91

April 1, 2010 thru March 31, 2011:     --                  $21.10    55,359   $97,339.58   1,168,074.90

April 1, 2011 thru March 31, 2012:     --                  $21.74    55,359   $100,292.06  1,203,504.66

April 1, 2012 thru March 31, 2013:     --                  $22.39    55,359   $103,290.67  1,239,488.01

April 1, 2013 thru March 31, 2014:     --                  $23.06    55,359   $106,381.55  1,276,578.54

April 1, 2014 thru March 31, 2015:     --                  $23.75    55,359   $109,564.69  1,314,776.25

April 1, 2015 thru March 31, 2016:     --                  $24.46    55,359   $112,840.10  1,354,081.14

April 1, 2006 thru March 31, 2016              Vault area rental $4.585*   3,314       --    151,946.90
                                                                                             ----------

                                                          TOTAL RENTAL PAYMENTS   $11,345,966.13

*$4.585 is a 10-year average based on $4.00 initial rate and 3% escalation

In the event Tenant chooses to take occupancy of any portion or all of the 6th or 7thFloors prior to the Occupancy Date specified above and in Exhibit A, then the base lease rate of the area occupied shall be $12.75 per rentable square foot until the Occupancy Date specified above and in Exhibit A is reached, at which time the lease rate changes to the rate specified above. The Base Rental Increase in Paragraph 1.8 shall apply to the $12.75 per rentable square footage rate, based on a beginning Base Rate term rate term effective April 1, 2006.

1.9 Rent Adjustments. Beginning on the Commencement Date, the Tenant shall pay Landlord the Base Rent as described herein. In the event the first day following the Commencement Date shall occur on a day other than the first day of a month, Tenant shall be liable for the pro rata portion of Base Rent for the remainder of the month in which Base Rent first becomes due. In the event that the Commencement Date occurs between the 15th day of the month and the end of the month, then the pro rata rent will be based on the 1st Month rate, the following month will also be at the 1st Month rate, the next month will be at the 2nd Month rate, etc.

1.10 Security Deposit. Tenant is not required to provide Landlord a security deposit.

1.11 Tenant's Share of Operating Expense Increase. Varies as Tenant occupancy increases under this lease, but will initially be 17.90 % (25,907/144,711) as defined in Paragraph 4.2. At 33,449 rsf it will be 23.11%, at 44,404 rsf it will be 30.68 and at 55,359 rsf it will be 38.25.

1.12 Foregone Rent. N/A

1.13 Parking. Landlord shall make available eleven (11) secured, individually assigned, executive or customer parking spaces in the adjacent Hudson Building (or beneath the 333 Building, depending upon Tenant preference). The cost, which varies from $125/space per month beneath the 333 Building to $110/space per month beneath the Hudson Building, will be passed on to the Tenant without any markup. Landlord shall use commercially reasonable

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efforts  to make  available  two or three  short-term  customer  parking  spaces beneath the 333 Building. Tenant shall reimburse Landlord for the reasonable cost of converting existing parking spaces into suitable customer parking, Upon Tenant request, Landlord shall use commercially reasonable efforts to procure all other parking spaces needed by Tenant and pass on the actual direct costs, without mark-up, to the Tenant for payment in the Tenant's monthly lease invoice. Landlord shall seek spaces in the adjacent Raleigh Convention Center Deck (adjoining the Progress Energy Corporate Office), which has 2005 rates varying from $55.00/ space per month on the top, un-covered level to $80/space per month on the lower covered levels. Tenant understands that the City reserves the right to move the assigned spaces and to change the rate. The most likely alternate for space relocation would be the Moore's Square Deck.

1.14 Listing Broker. Landlord acknowledges that Raleigh Commercial Realty, LLC serves as a listing broker with regard to the building.

1.15 Cooperating Broker. Tenant acknowledges that Thomas Linderman Graham Inc. is the exclusive cooperating broker (Representative) for the Tenant. A "cooperating broker" is defined as any broker other than the Listing Broker entitled to a share of any commission arising under this Lease. A separate commission Agreement has been negotiated between Thomas Linderman Graham Inc. and Raleigh Commercial Realty, LLC.

1.16 ERISA Party. Landlord is not an employee benefit plan as that term is defined in Paragraph 3(3) of the Employee Retirement Income Security Act of 1974 ("ERISA"), or a trust formed to hold assets of one or more such plans or an entity owned by such a plan or trust (each of which is referred to in this Lease as an "ERISA Party"). Paragraph 48 of this Lease shall apply if Landlord is an ERISA Party. Paragraph 12.13 of this Lease shall apply if Landlord is an ERISA Party or if an ERISA Party subsequently becomes Landlord.

1.17 Landlord Alterations, Improvements or Additions. Landlord will be making alterations improvements or additions to the Premises in conjunction with this lease. Paragraph 7.5(a) shall apply if Landlord will not be making alterations, improvements or additions to the Premises in conjunction with this Lease. Paragraph 7.5(b) shall apply if Landlord will be making alterations improvements or additions to the Premises in conjunction with this Lease.

1.18 Moving expenses. Tenant is responsible for all moving expenses.

2.    Premises, Parking and Common Areas.
      ----------------------------------

2.1 Premises. The Premises, the Building, the Common Areas, as defined in Paragraph 2.3, the land upon which the same are located, along with all other buildings and improvements thereon or thereunder, are herein collectively referred to as the "Building". Landlord hereby leases the Premises to Tenant and Tenant leases the Premises from Landlord for the term, at the rental, and upon all of the conditions set forth herein, including rights to the Common Areas as herein specified.

2.2 Vehicle Parking. Intentionally Omitted.

2.3 Common Areas -Definition. The term "Common Areas" is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Building that are provided and designated by the Landlord from time to time for the general non-exclusive use of Landlord, Tenant and other lessees of the Building and their invitees, including, but not limited to, all areas of, common entrances, lobbies (except certain portions of the main lobby on the Fayetteville Street level, which is a part of the Tenant Premises), corridors, stairways and stairwells, public restrooms, elevators (those designated for office tenant use and does not include the exclusive

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

Tenant basement through 3rd floor elevator), access passage ways from the elevators to the streets, access passageways to the parking, loading and unloading areas, trash areas, roadways, sidewalks, ramps, driveways, landscaped areas and decorative walls. As used in this Lease, the term "invitees" means the employees, visitors, suppliers, shippers and customers of Landlord, Tenant and other lessees of the Building.

2.4 Common Areas -Rules and Regulations. Tenant agrees to abide by and conform to the rules and regulations attached hereto as Exhibit B with respect to the
                                                   ---------
Building, and to cause its invitees to so abide and conform. Landlord or such other person(s) as Landlord may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to modify, amend and enforce said rules and regulations. Provided, however, that
(a) in the event of any conflict between said rules and regulations and the express terms of this Lease, the Lease terms shall control; (b) such rules and regulations do not require payment of additional monies; (c) Landlord provides reasonable advance written notice thereof; and (d) such rules and regulations are uniformly enforced in a non-discriminatory manner.

2.5 Common Areas -Changes. Provided that such actions do not unreasonably interfere with the conduct of Tenant's business or Tenant's use and enjoyment of the Premises, Landlord shall have the right, in Landlord's reasonable discretion, from time to time:

(a) To make changes to the Building interior and exterior and the Common Areas, including, without limitation, changes in the location, size, shape, number, and appearance thereof, including but not limited to the lobbies, windows, stairways, air shafts, elevators, escalators, restrooms, driveways, entrances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, decorative walls, landscaped areas and walkways; provided, however, Landlord shall at all times provide the parking facilities required by applicable law;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land and improvements outside the present or future boundaries of the Building to be a part of the Common Areas, provided that such other land and improvements have a reasonable and functional relationship to the Building;

(d) To add additional buildings and improvements to the Common Areas;

(e) To use the Common Areas while engaged in making additional improvements, repairs or alterations to the Building or any portion thereof;

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and the other portions of the Building as Landlord may, in the exercise of sound business judgment, deem to be appropriate, in a manner which will not unreasonably interfere with Tenants access.

3.    Term.
      ----

3.1 Term. The Term and projected Commencement Date of this Lease shall be as specified in Paragraph 1.5 of the Basic Lease Provisions.

3.2 Delay in Possession. Notwithstanding said Commencement Date in Paragraph 1.5, if the Premises are not ready for Tenant's business occupancy due to the unreasonable actions or omissions of Landlord, Landlord's agents, employees, and/or contractors ("Landlord Delays") and subject to Paragraph 3.2.2, Tenant shall be entitled to an abatement of Rent for the period of time directly attributable to Landlord Delays (and the

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

Commencement Date and all dates in the rent schedule shall be adjusted accordingly). Landlord shall also be responsible for all damages incurred (due to the delay) directly attributable to Landlord Delays.

3.2.1 Possession Tendered; Defined. During the Lease Term, possession of the Premises shall be deemed tendered to Tenant ("Tender of Possession") when (1) the improvements to be provided by Landlord or provided by Tenant based on the Tenant Improvement allowance under this Lease are substantially completed (with a Certificate of Occupancy issued by the City of Raleigh), (2) the Building utilities are ready for use in the Premises, and (3) Tenant has reasonable access to the Premises.

3.2.2 Delays Caused by Tenant. There shall be no abatement of Rent upon completion items (1), (2) and (3) of Paragraph 3.2.1 to the extent of any delays proximately attributable to the unreasonable acts or omissions of Tenant, Tenant's agents, employees and contractors.

3.3 Early Possession. If Tenant occupies the Premises for business purposes (i.e., the operation of financial services) prior to said Commencement Date, such occupancy shall be subject to all the provisions of this Lease, such occupancy shall not change the termination date, and Tenant shall pay Rent for such occupancy; provided, however, Landlord hereby agrees to allow Tenant early occupancy of the lobby area without payment of Rent. In such event, Tenant and Landlord shall execute an amendment to this Lease establishing the date of the actual taking of possession by Tenant as the Commencement Date. Any work performed by Tenant or a Tenant contractor for items in preparation of business occupancy, such as telephone/workstations, or for the Tenant Improvements, if Tenant Improvements are contracted directly with the Tenant, shall not constitute taking occupancy for the purposes of this Paragraph.

4.    Rent.
      ----

4.1 Base Rent. Subject to adjustment as provided in Paragraph 4.3 and except as may be otherwise expressly provided in this Lease, Tenant shall pay Landlord the Base Rent set forth in Paragraph 1.8 of the Basic Lease Provisions, without offset or deduction. Rent for any period during the term less than one month shall be prorated based upon the actual number of days of the calendar month involved. Rent shall be payable in lawful money of the United States to Landlord at the address stated herein or to such other persons or at such other places as Landlord may designate in writing.

4.2 Operating Expense Increase. Tenant shall pay to Landlord, during the term of this Lease, Tenant's Share, as defined in Paragraph 4.2(a), of all estimated increases (on a per square foot basis) in Operating Expenses, adjusted on an annual basis, as defined in Paragraph 4.2(b), above the Base Allowance, as defined in Paragraph 1.7. Payments of Tenant's Share in excess of the Base Allowance are due and payable monthly on the same date as the Base Rent. Tenant's Share of the increase may be adjusted by Landlord on an annual basis should the actual Operating Expenses exceed the then current estimates. Within ninety (90) days after the expiration of each calendar year, Landlord shall provide Tenant with a reasonably detailed statement showing the actual increase or decrease in Operating Expenses over the Base Allowance for the prior year. If payments made by Tenant pursuant to this Paragraph are less than or exceed the amounts shown in any statement then Tenant's account will be adjusted to reflect the amounts due. All deficiencies are payable upon receipt of invoice and all credits will be applied by Landlord to the next installment of Operating Expense reimbursement. Concurrently, with the remittance of the prior year statement, or as soon thereafter as is reasonably possible, Landlord shall advise Tenant of the then current year's estimate of Operating Expenses as well as the monthly payment due thereon. Any deficiencies in the monthly billings that may have accrued from either the commencement date of the Lease or the first day of any subsequent calendar year shall be due and payable upon receipt by Tenant of an invoice from Landlord.

(a) "Tenant's Share" is defined as the product derived by multiplying the percentage set forth in Paragraph 1.11 by the then current year's Operating Expenses less the square foot Base Allowance multiplied by the total

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rentable  square footage of the Building.  The percentage set forth in Paragraph
1.11 is calculated by dividing the rentable square footage of the Premises by the total rentable square footage of the Building. It is understood and agreed that the square footage figures are approximations that Landlord and Tenant agree are reasonable and shall not be subject to revision except in connection with an actual change in the size of the Premises or a change in the space available for lease in the Building. Notwithstanding any provision of this
Paragraph to the contrary, if the Building is less than ninety-five (95%) percent leased as of the last day of any calendar quarter, an adjustment may be made in Tenant's Share for such quarter to reflect at least ninety-five (95%) percent of the rentable area of the Building as being leased. The formula for such computation shall be a ratio, the numerator of which is Tenant's rentable square footage as stated in Paragraph 1.2 of the Basic Lease Provisions and the denominator of which is the total rentable square footage of the Building less five percent (5%).

(b) "Operating Expense(s)" is defined to include all costs incurred by Landlord in the exercise of its reasonable discretion and shall be in accordance with Generally Accepted Accounting Practices (GAAP) for:

(i) The operation, repair, maintenance, and replacement, in a neat, clean, safe, good order and condition, of the Building, including but not limited to, the following:

(aa) The Common Areas, including their surfaces, coverings, decorative items, carpets, drapes and window coverings, and including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, stairways, parkways, driveways, landscaped areas, striping, bumpers, irrigation systems, lighting facilities, building exteriors and roofs, fences and gates;

(bb) All heating, air conditioning, plumbing, electrical systems, life safety equipment, telecommunications equipment, elevators and escalators, lessee directories, fire detection systems, sprinkler systems and other equipment used in common by, or for the benefit of, occupants of the Building;

(ii) Trash disposal, janitorial, security services, window cleaning;

(iii) Any other service to be provided by Landlord that is elsewhere in this Lease stated to be an "Operating Expense";

(iv) Premiums for the liability and property insurance policies (including, but not limited to, earthquake, flood and boiler and machinery insurance, if carried} maintained by Landlord;

(v) Real property taxes payable by Landlord under Paragraph 10.1;

(vi) Water, sewer, gas, electricity, and other publicly mandated services to the Building;

(vii) Wages, salaries, other costs of all on-site and off-site employees engaged either full or part-time in the operation, management maintenance or access control of project, and applicable fringe benefits and materials, supplies and tools, used in maintaining and cleaning the Building;

(viii) Maintaining and auditing accounting records and a management fee (not to exceed five percent (5%) of rental) attributable to the operation of the Building;

(ix)  Replacing   and/or  adding  any  repairs  or  removals   mandated  by  any
governmental agency, provided such repairs or removals are first required after the Commencement Date.;

(x) Replacing equipment or improvements that have a useful life for depreciation purposes of five (5) years or less, as determined in the reasonable judgment of Landlord's accountant, amortized over such life (including interest on the un-amortized balance as reasonably determined by Landlord's accountant), and;

(xi) Replacing and/or adding any equipment, device or capital improvement to reduce operation or maintenance expenses with respect to the Building, amortized over its useful life as determined in the reasonable judgment

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of  Landlord's  accountant  (including  interest on the  unamortized  balance as reasonably determined by Landlord's accountant).

(c) [Intentionally Deleted]

(d) Notwithstanding the foregoing, the following shall not be included in the calculation of Operating Expenses: (i) costs of alterations of tenants' premises; (ii) costs of capital improvements and costs of curing construction defects; (iii) depreciation; (iv) interest and principal payments on mortgages, and other debt costs; (v) any cost or expenditure (or portion thereof) for which Landlord is reimbursed, whether by insurance proceeds or otherwise; (vi) cost of any service furnished to any other occupant of the Building which Landlord does not provide to Tenant hereunder; (vii) leasing commissions, costs, disbursements, and other expenses incurred for leasing, renovating, or improving space for tenants; (viii) costs incurred because Landlord or another tenant violated the terms of any lease; (ix) profit paid to subsidiaries or affiliates of Landlord for management or other services (other than as provided in Paragraph 4.2(b)(vii) above) on or to the property or for supplies or other materials, to the extent that the cost of the services, supplies, or materials exceed the competitive costs of the services, supplies, or materials were they not provided by a subsidiary or affiliate; (x) compensation paid to clerks, attendants, or other persons in commercial concessions operated by Landlord;
(xi) repairs or other work needed because of fire, wind storm, or other casualty or cause insured against by Landlord or to the extent insurance required under the Lease would have provided insurance, whichever is the greater coverage;
(xii) costs incurred in operating the parking facilities for the Building, except to the extent the cost of operating the parking facilities exceeds the revenue generated from operating the parking facilities (in which case such unrecouped costs shall be included in Operating Expenses); (xiii) non-recurring costs incurred to remedy structural defects in original construction materials or installations; (xiv) expenses paid directly by a tenant for any reason; (xv) greater than five percent (5%) annual increase in management fees or employees' salaries or benefits, except where Landlord can reasonably demonstrate through comparable market salaries or benefits that are greater than 5% increase is consistent with market conditions, or both; (xvi) costs exceeding market rates for comparable buildings; and (xvii) other expenses that, under GAAP consistently applied, would not be considered customary and reasonable maintenance, repair, management, or operation expenses.

(e) Notwithstanding anything contained herein to the contrary, increases in "controllable common area costs" (as hereinafter defined) shall not, in the aggregate, exceed seven percent (7%) annually, except where Landlord can reasonably demonstrate through comparable market costs, that increases greater than 7% is consistent with market conditions. "Controllable common area costs" shall mean the common area costs relating to compensation, cleaning, maintenance, overhead, contract services, grounds care, repair and other miscellaneous common area costs for the Building. Controllable common area costs shall exclude insurance expenses and utility charges.

(f) Upon reasonable prior written request given not later than thirty (30) days following the date Landlord's bill for Tenant's Share is delivered to Tenant, Landlord will provide Tenant reasonably detailed documentation to support such bill or provide Tenant with the opportunity to review such supporting information. If Tenant does not notify Landlord of any objection to Landlord's bill within ninety (90) days after the later of delivery of Landlord's bill or such requested supporting documentation, Tenant shall be deemed to have accepted Landlord's bill as true and correct and shall be deemed to have waived any right to dispute the Tenant's Share due pursuant to that bill. Any records reviewed by Tenant or its designees relating to Operating Expenses shall constitute confidential information of Landlord and shall not be disclosed to anyone other than Tenant, its accountants or others engaged in the review. If such review reveals that Landlord has overcharged Tenant, the amount overcharged shall be paid to Tenant within thirty (30) days after the review is concluded, together with interest thereon at the prevailing Prime Interest Rate, from the date the Tenant's payment is received by the Landlord until the payment of the overcharge is made to the Tenant. Additionally, in the event such review reveals that Landlord has overcharged Tenant by three percent (3%) or more, Landlord shall also pay to Tenant the reasonable costs of such review. Any disputes over the results of such review shall be settled pursuant to Paragraph 52 of this Lease.

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

(g) Operating Expenses shall not include replacement of equipment or improvements having a useful life in excess of five (5) years as determined in the reasonable judgment of Landlord's accountant unless they are the type described in Paragraph 4.2(b) (ix) or (xi), in which case their cost shall be included as above provided.

4.3 Base Rent Increase.

4.3.1 N/A

4.3.2 Definition of Rent. The capitalized term "Rent", as used in this Lease, shall mean the Base Rent.

5.    Security Deposit.. [Intentionally Deleted]
      ----------------

6.    Use.
      ---

6.1 Use. The Premises shall be used and occupied only for the purpose set forth in Paragraph 1.4 of the Basic Lease Provisions and for no other purpose, without Landlord's consent, not to be unreasonably withheld, conditioned, or delayed. Landlord represents and warrants, to the best of its knowledge, that applicable laws, codes, ordinances, covenants and restrictions permit the Premises to be used for the purpose set forth in Paragraph 1.4 of the Basic Lease provisions. Landlord agrees not to lease any portion of the Building to a thrift, bank, credit union, or any other similar financial services company or institution that offers services similar to those offered by the Tenant.

6.2 Compliance with Legal Requirements. Landlord warrants that (to the best of its knowledge and except for the Tenant Improvements to be constructed by Tenant), on the Commencement Date, the Building and Premises will comply with all applicable laws, ordinances, rules, and regulations of governmental authorities ("Applicable Laws"). During the Term, Landlord shall comply with all Applicable Laws regarding the Premises and Building, except to the extent Tenant must comply under Paragraphs 6.1 and 6.2. Except as to pre-existing defects, violations or conditions, Tenant shall comply with all Applicable Laws: (i) regarding the physical condition of the Premises, but only to the extent the Applicable Laws pertain to the particular manner in which Tenant uses the Premises; (ii) related to its construction of the Tenant Improvements; or (iii) that do not relate to the physical condition of the Premises but relate to the lawful use of the Premises and with which only the occupant can comply, such as laws governing maximum occupancy, workplace smoking, and illegal business operations, such as gambling.

6.3 Condition of Premises.

(a) Upon delivery of possession to Tenant the Premises shall be clean and the plumbing, electrical, air conditioning, and heating system in the Premises shall be in good operating condition. Tenant shall promptly notify Landlord in writing of any claimed violation of the foregoing warranty, setting forth with reasonable specificity the nature of the violation. If it is determined that there has been a violation (not proximately attributable to Tenant's construction of the Tenant Improvements), Landlord shall promptly after receipt of such notice from Tenant, at Landlord's sole cost, rectify such violation.

(b) Except as otherwise provided in this Lease, Tenant hereby accepts the Premises and the Building prior to its construction of the Tenant Improvements in their "as is" condition as of the date of delivery of possession of the Premises to Tenant, except for: (i) latent defects not readily apparent through visual inspection, (ii) the replacement of window film by Landlord on floors 3, 4, 6 and 7 prior to Tenant Occupancy and (iii) possible removal by Landlord, in its discretion, of any window blinds on the 3rd and 4th floors and further subject to all applicable municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any easements, covenants or restrictions of record, and Tenant accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Notwithstanding the foregoing, Tenant acknowledges and agrees that Tenant shall be responsible for legal requirements associated with its construction of the Tenant Improvements. Tenant acknowledges that it has satisfied itself by its own independent investigation that the Premises are suitable for its intended use, and that, except as specifically provided herein, neither Landlord nor any agent of Landlord has made any representation or warranty as to the present or future suitability of the Premises, Common Areas, or Building for the conduct of Tenant's business.

7.    Maintenance, Repairs, Alterations and Additions.
      -----------------------------------------------

7.1 Maintenance and Repair -Landlord's Obligations. Landlord shall maintain the Common Areas of the Building and the plumbing, heating, ventilating, air conditioning, elevator, electrical and other mechanical systems of the Building in good working order.

7.2 Maintenance and Repair-Tenant's Obligations. During the term of this Lease, Tenant shall take good care of the Premises and fixtures therein and maintain them in as good order, condition and repair as received, ordinary and reasonable wear and tear and insured casualty excepted. During the term of this Lease, Tenant shall maintain at its own expense any plumbing facilities located within the Premises serving only the Premises, except the rest rooms located in the core of the Building, in good order, condition and repair to the reasonable satisfaction of Landlord. Upon surrender of the Premises to Landlord, Tenant shall deliver the Premises to Landlord, broom clean, in as good order, condition and repair as they were upon delivery of possession to Tenant, ordinary and reasonable wear and tear, approved alterations and insured casualty excepted. Without limiting the foregoing, Landlord may require, upon advance written notice, that such repairs and maintenance be performed by Landlord-appointed contractors/workers (to maintain quality of services), all at Tenant's expense, provided that such expenses are customary and reasonable for the work performed.

7.3 Alterations and Additions.

(a) Tenant shall not, without Landlord's prior written consent, make any alterations, improvements or additions in, on or about the Premises or the Building, which consent shall not be unreasonably withheld, conditioned, or delayed by the Landlord. At the expiration of the term, Landlord may require the removal of any or all of said alterations, improvements or additions and the restoration of the Premises and the Building to their prior condition, at Tenant's expense. Should Landlord permit Tenant to make any alterations, improvements or additions, Tenant shall use only contractors expressly approved by Landlord. Tenant shall cause any mechanics' or materialmen's lien (placed on the Building by Tenant's contractors) to be discharged within five (5) business days after receipt of written notice thereof. Such contractors shall carry liability insurance of a type and in such reasonable amounts as Landlord shall reasonably require, naming Landlord and Tenant as additional insureds. Before commencing the work, such contractors shall furnish Landlord with certificates of insurance evidencing such coverage. Tenant shall also maintain a policy of Builder's Risk for such work. Should Tenant make any alterations, improvements or additions without the prior approval of Landlord, or use a contractor not expressly approved by Landlord, Landlord may, at any time during the term of this Lease, require that Tenant remove any part or all of such work.

(b) Tenant shall present any alteration, improvement or addition in or about the Premises or the Building that Tenant desires to make to Landlord in written form, with proposed detailed plans. If Landlord consents to such alteration, improvement or addition, the consent shall be deemed conditioned upon Tenant acquiring a permit to do so from the applicable government agencies, furnishing a copy thereof to Landlord prior to the commencement of the work, and compliance by Tenant with all conditions of said permit in a prompt and expeditious manner. Landlord shall take commercially reasonable measures to cooperate with Tenant in obtaining any such permit.

(c) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use in the Premises, which claims are or may be secured by any mechanic's or materialman's lien against the Premises, the Building or the Building, or any interest therein.

(d) Tenant shall give Landlord not less than ten (10) days' notice prior to the commencement of any work in the Premises by Tenant. Landlord shall have the right to post notices of non-responsibility in or on the Premises or the Building. If Tenant, in good faith, contests the validity of any lien, claim or demand regarding the work, then Tenant shall, at its sole expense, defend itself and Landlord and Landlord's agents against the same and shall pay and satisfy any adverse judgment that may be rendered thereon before the enforcement thereof against Landlord or Landlord's agents or the Premises or the Building or the Building, upon the condition that if Landlord shall require, Tenant shall furnish to Landlord a surety bond satisfactory to Landlord in an amount equal to such contested lien claim or demand indemnifying Landlord and Landlord's agents against liability for the same and holding the Premises, the Building and the Building free from the effect of such lien or claim.

(e) All alterations, improvements and additions made by Tenant shall be done in a good, workmanlike manner with good quality materials and, upon installation, shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Lease term, unless Landlord requires removal pursuant to Paragraph 7.3(a). Any trade fixtures installed and paid for by Tenant may be removed by Tenant during the term of this Lease and shall be removed at the expiration of the term. Tenant shall in all events promptly repair any damage caused by removal of trade fixtures.

(f) Tenant shall provide Landlord with as-built plans and specifications for any alterations, improvements or additions.

7.4 Utility Additions. Landlord reserves the right to install new or additional utility facilities throughout the Building for the benefit of Landlord or Tenant, or any other lessee of the Building, including but not limited to, plumbing, electrical systems, communication systems, and fire protection and detection systems, so long as such installations do not unreasonably interfere with Tenant's use of the Premises.

7.5 Americans with Disabilities Act. Landlord represents that, to the best of its knowledge, the Building complies with or will comply with the Americans with Disabilities Act (the" Act"). Tenant shall be responsible for compliance with the Act in its construction of the Tenant Improvements and the failure to do so shall, at the option of Landlord, constitute an event of default under this Lease.

7.6 Tenant Improvements. Landlord shall provide a Tenant Improvements (TI), or "Up-fits", allowance in accordance to Exhibit C.

8.    Insurance - Indemnity.  [NOTE:  Review with  insurance  broker or internal
      ---------------------    ----
      personnel.]

8.1 Liability Insurance-Tenant. Tenant shall, at Tenant's expense, obtain and keep in force during the Term of this Lease a policy of Commercial General Liability Insurance in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined. Compliance with the above requirement shall not, however, limit the liability of Tenant hereunder.

8.2 Liability Insurance -Landlord. Landlord shall, at Landlord's expense, obtain and keep in force during the Term of this Lease a policy of Commercial General Liability Insurance in an amount of not less than $1,000,000 per occurrence of bodily injury and property damage combined. Compliance with the above requirement shall not, however, limit the liability of Landlord hereunder.

8.3  Property  and  Business  Interruption  Insurance  -Tenant.   [Intentionally
                                                                   -------------
Deleted.]
-------

8.4 Property Insurance -Landlord. Landlord shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Building improvements, but not Tenant's personal property, fixtures, equipment or tenant improvements, in an amount no less than full replacement cost providing protection against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, plate glass, and such other perils as Landlord deems advisable from time to time or may be required by a lender having a lien on the Office Building. Such insurance may include earthquake, flood and boiler and machinery insurance. In addition, Landlord may obtain and keep in force, during the term of this Lease, rental value insurance, with loss payable to Landlord, which insurance may also cover Operating Expenses (but such insurance will not be passed to Tenant as an Operating Expense). Tenant will not be named in any such policies carried by Landlord and shall have no right to any proceeds therefrom. The policies required by Paragraphs 8.2 and
8.4 shall contain such deductibles as Landlord or the aforesaid lender may determine. Tenant shall not do or permit to be done anything (other than for the use specified in Paragraph 1.4 of the Basic Lease provisions) which shall invalidate the insurance policies carried by Landlord. Tenant shall pay the increase in the property insurance premium for the Building if the increase is specified by Landlord's insurance carrier as being caused by the particular nature of Tenant's occupancy or any act or omission of Tenant.

8.5 Insurance Policies. Tenant shall deliver to Landlord certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date of this Lease. The policies or certificates must include a copy of the endorsement naming the additional insureds required under Paragraph
8.1. Tenant shall, at least thirty (30) days prior to the expiration of each policy, furnish Landlord with a copy of the policy or a certificate evidencing the renewal thereof. If Tenant provides a certificate Landlord may at any time thereafter require Tenant to provide Landlord with a copy of the policy. The policies shall be issued by insurers having a rating of A+10 or better in Best's Key Rating Guide, who are admitted carriers in the State of North Carolina. No such policy shall be cancelable or subject to reduction of coverage or other modification except after thirty (30) days prior written notice to Landlord. Landlord shall deliver to Tenant certificates evidencing the existence and amounts of such insurance within seven (7) days after the Commencement Date.

8.6 Waiver of Subrogation. Tenant and Landlord each hereby release and relieve the other and waive their entire right of recovery against the other, for direct or consequential loss or damage arising out of or incident to the perils covered by property insurance carried by such party, whether due to the negligence of Landlord or Tenant or their agents, employees, contractors or invitees. If necessary, all property insurance policies required under this Lease shall be endorsed to so provide.

8.7 Indemnity. Each party (an "Indemnifying Party") shall, in an amount proportionate to such Indemnifying Party's culpability, indemnify, defend and hold harmless the other party (an "Indemnified Party") and the Indemnified Party's agents, partners, shareholders, directors, officers, employees, and lenders, if any, from and against any and all claims for damage to the person or property of anyone or any entity arising from the Indemnifying Party's use or operation of the Building, or from the conduct of Indemnifying Party's business or from any activity, work or things done, permitted or suffered by Indemnifying Party in or about the Premises or elsewhere and shall further indemnify, defend and hold harmless Indemnified Party from and against any and all claims, costs and expenses arising from any breach or default in the performance of any obligation on the Indemnifying Party's part to be performed under the terms of this Lease, or arising from any act or omission of Indemnifying Party, or any of Indemnifying Party's agents, contractors, employees, or invitees, and from and against all costs, attorneys' fees, expenses and liabilities incurred by Indemnified Party as the result of any such use, conduct, activity, work, things done, permitted or suffered, breach, default or negligence, and in dealing reasonably therewith, including but not limited to the defense or pursuit of any claim or any action or proceeding involved therein; and in case any action or proceedings be brought against an Indemnified Party by reason of any such matter, the Indemnifying Party upon notice from Indemnified Party shall defend the same at the Indemnifying Party's expense by counsel reasonably satisfactory to Indemnified Party and the Indemnified

Party shall cooperate with the Indemnifying Party in such defense. The Indemnified Party need not have first paid any such claim in order to be so indemnified. The provisions of this Paragraph 8.7 shall survive the expiration or termination of this Lease.

8.8 Exemption of Landlord from Liability. Tenant hereby agrees that Landlord shall not be liable for injury ("Tenant Damages") to Tenant's business or any loss of income thereof or for loss of or damage to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, customers, or any other person in or about the Premises or the Building, nor shall Landlord be liable for injury to the person of Tenant, Tenant's employees, agents or contractors, whether such damage or injury is caused by or results from theft, fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said damage or injury results from conditions arising upon the Premises or upon other portions of the Building, or from other source or place, or from new construction or the repair, alteration or improvement of any part of the Building, or of the equipment, fixtures or appurtenances applicable thereto, and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible. Landlord shall not be liable for any damages arising from any act or neglect of any other tenant, occupant or user of the Building. Notwithstanding the foregoing, the Landlord shall indemnify Tenant for Tenant Damages resulting from Landlord's gross negligence or intentional misconduct, but only in an amount proportionate to Landlord's culpability. [NOTE: Need to confirm insurance will cover even with this liability waiver.]
 ----

8.9 No Representation of Adequate Coverage. Neither party makes any representation that the limits or forms of coverage of insurance specified in this Paragraph 8 are adequate to cover any party's property or obligations under this Lease.

9.    Damage or Destruction.
      ---------------------

9.1 Definitions.

(a) "Premises Damage" shall mean damage or destruction of the Premises to any extent.

(b) "Premises Building Partial Damage" shall mean damage or destruction of the Building to the extent that the cost to repair is less than fifty percent (50%) of the then Replacement Cost of the Building.

(c) "Premises Building Total Destruction" shall mean damage or destruction of the Building to the extent that the cost to repair is fifty percent (50%) or more of the then Replacement Cost of the Building.

(d) "Building Total Destruction" shall mean damage or destruction of the buildings in the Building to the extent that the cost of repair is fifty percent (50%) or more of the then Replacement Cost of all of the buildings in the Building.

(e) "Insured Loss" shall mean damage or destruction caused by an event required to be covered by the insurance described in Paragraph 8. The fact that an Insured Loss has a deductible amount shall not make the loss an uninsured loss.

(f) "Replacement Cost" shall mean the amount of money necessary to be spent to repair or rebuild the damaged area to the condition that existed immediately prior to the damage occurring, excluding all improvements made by tenants of the Building.

9.2 Premises Damage; Premises Building Partial Damage.

(a) Insured Loss: Subject to the provisions of Paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is an Insured Loss and that falls into the classification of either Premises Damage or Premises Building Partial Damage, and that does not fall into the classification of Premises Building Total Destruction or Building Total Destruction, then Landlord shall, as soon as reasonably possible and to the extent the required materials and labor are readily available through usual commercial channels, at Landlord's expense, repair such damage (but not Tenant's fixtures, equipment or tenant improvements originally paid for entirely by Tenant, except that Landlord shall restore the Tenant Improvements) to its condition existing at the time of the damage, and this Lease shall continue in full force and effect; provided, however, that Tenant shall have the right to terminate this Lease (by written notice to Landlord) if Landlord does not restore the Premises within one hundred eighty
(180) days.

(b) Uninsured Loss: Subject to the provisions of Paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage that is not an Insured Loss and that falls into the classification of Premises Damage or Premises Building Partial Damage, and that does not fall into the classification of Premises Building Total Destruction or Building Total Destruction, unless caused by a negligent or willful act of Tenant (in which event Tenant shall make the repairs at Tenant's expense) , which damage prevents Tenant from making substantial use of the Premises, Landlord may at Landlord's option either (i) repair such damage as soon as reasonably possible at Landlord's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to cancel and terminate this Lease as of the date of the occurrence of such damage, in which event this Lease shall terminate as of the date of the occurrence of such damage; provided, however, that Tenant shall have the right to terminate this Lease (by written notice to Landlord) if Landlord does not restore the Premises within one hundred eighty (180) days.

9.3 Premises Building Total Destruction; Building Total Destruction. Subject to the provisions of Paragraphs 9.4 and 9.5, if at any time during the term of this Lease there is damage, whether or not it is an Insured Loss, that falls into I' the classification of either (i) Premises Building Total Destruction, or (ii) Building Total Destruction, then Landlord may at Landlord's option either 0) repair such damage or destruction as soon as reasonably possible at Landlord's expense (to the extent the required materials are readily available through usual commercial channels) to its condition existing at the time of the damage, but not Tenant's fixtures, equipment or tenant improvements, and this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of occurrence of such damage of Landlord's intention to cancel and terminate this Lease, in which case this Lease shall terminate as of the date of the occurrence of such damage; provided, however, that Tenant shall have the right to terminate this Lease (by written notice to Landlord) if Landlord does not restore the Premises within one hundred eighty (180) days.

9.4 Damage Near End of Term.

(a) Subject to Paragraph 9.4(b), if at any time during the last twelve (12) months of the term of this Lease there is Premises Damage resulting in Tenant's loss-of-use of more than fifty percent (50%) of the Premises for more than thirty (30) days, Landlord or Tenant may, at its option, cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to the other party of its election to do so within thirty (30) days after the date of occurrence of such damage.

(b) In the event that Tenant has an option to extend or renew this Lease that has not expired, Tenant shall exercise such option, if it is to be exercised at all, no later than twenty (20) days after the occurrence during the last twelve
(12) months of the term of an Insured Loss that falls into the classification Premises Damage. If Tenant duly exercises such option during said twenty (20) day period, the provisions of Paragraph 9.4(a) shall not apply. If Tenant fails to exercise such option during said twenty (20) day period, then Landlord may at Landlord's option terminate and cancel this Lease as of the expiration of said twenty (20) day period, notwithstanding any term or provision in the grant of option to the contrary.

9.5 Abatement of Rent- Tenant's Remedies.

(a) In the event Landlord repairs or restores the Building or Premises pursuant to the provisions of this Paragraph 9, and any part of the Premises are not usable (including loss of use due to loss of access or essential services), the Rent payable hereunder (including Tenant's Share of Operating Expense Increase) for the period during which such damage, repair or restoration continues shall be abated, provided (1) the damage was not the result of the negligence or willful misconduct of Tenant, and (2) such abatement shall only be to the extent the operation and profitability of Tenant's business as operated from the Premises is adversely affected. Except for said abatement of Rent, if any, Tenant shall have no claim against Landlord for any damage suffered by reason of any such damage, destruction, repair or restoration. Any disputes regarding eligibility for abatement shall be settled in accordance with Paragraph 52 of this Lease.

(b) If Landlord shall be obligated to repair or restore the Premises or the Building under the provisions of this Paragraph 9 and shall not commence such repair or restoration within ninety (90) days after such occurrence, or if Landlord shall not complete the restoration and repair within six (6) months after such occurrence, Tenant may at Tenant's option cancel and terminate this Lease by giving Landlord written notice of Tenant's election to do so at any time prior to the commencement or completion, respectively, of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

(c) Tenant agrees to take commercially reasonable measures to cooperate with Landlord in connection with any such restoration and repair, including but not limited to the approval or execution of plans and specifications if required.

9.6 Termination -Advance payments. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance Rent and any advance payments made by Tenant to Landlord.

10.   Real Property Taxes.
      -------------------

10.1 Payment of Taxes. Landlord shall pay the real property tax, as defined in Paragraph 10.3, applicable to the Building subject to reimbursement by Tenant of Tenant's Share of such taxes in accordance with the provisions of Paragraph 4.2, except as otherwise provided in Paragraph 10.2.

10.2 Additional Improvements. Tenant shall not be responsible for paying any increase in real property tax specified in the tax assessor's records and work sheets as being caused by additional improvements placed upon the Building by other lessees or by Landlord for the exclusive enjoyment of any other lessee. Tenant shall, however, pay to Landlord at the time that Operating Expenses are payable under Paragraph 4.2 the entirety of any increase in real property tax if assessed solely by reason of additional improvements placed upon the Premises by Tenant or at Tenant's request (as reasonably documented by Landlord).

10.3 Definition of "Real Property Tax". As used herein, the term "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Building or any portion thereof by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Landlord in the Building or in any portion thereof, as against Landlord's right to rent or other income therefrom, and as against Landlord's business of leasing the Building. The term "real property tax" shall also include any tax, fee, levy, assessment or charge (i) in substitution of, partially or totally, or as a supplement to any tax, fee, levy, assessment or charge included within the definition of "real property tax," or (ii) which is imposed as a result of a change of ownership, as defined by applicable local statutes for property tax purposes, of the Building or which is added to a tax or charge included within the definition or real property tax by reason of such change of ownership, or (iii) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof.

10.4 Joint Assessment. If the improvements or property, the taxes for which are to be paid separately by Tenant under Paragraph 10.2 or 10.5 are not separately assessed, Tenant's portion of that tax shall be equitably determined and reasonably documented by Landlord from the respective valuations assigned in the assessor's work sheets or such other information (which may include the cost of construction) as may be reasonably available.

10.5 Personal Property Taxes.

(a) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings, equipment and all other personal property of Tenant contained in the Premises or elsewhere.

(b) If any of Tenant's said personal property shall be assessed with Landlord's real property, Tenant shall pay to Landlord the taxes attributable to Tenant (as reasonably documented by Landlord) within ten (10) days after receipt of a written statement setting forth the taxes applicable to Tenant's property.

11.   Utilities.
      ---------

11.1 Services Provided by Landlord. Landlord shall provide heating, ventilation, air conditioning, and janitorial service during Operating Hours, reasonable amounts of electricity for normal lighting and office machines, water for reasonable and normal drinking and lavatory use, replacement of standard light bulbs and/or standard fluorescent tubes and ballasts for standard overhead fixtures. Landlord shall provide sufficient ventilation and air conditioning for office work environment, exclusive of higher heat sources such as server rooms. Installation of a Liebert system or similar provisions to accommodate higher heat generation from a server room or similar elevated-heat sources shall be a responsibility of the Tenant. Standard bulbs for the Building include F40CW or F40WW in flood or incandescent with standard-threaded bulbs. Standard light fixtures include 2' x 2' or 2' x 4' florescent or standard-threaded 110-volt recessed can lights. Any non-standard bulbs required by Tenant shall be purchased by Tenant and installed by Landlord.

11.2 Services Exclusive to Tenant. Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services specially or exclusively supplied or metered exclusively to the Premises or to Tenant, together with any taxes thereon. If any such services are not separately metered to the Premises, Tenant shall pay a reasonable proportion determined and reasonably documented by Landlord of all charges jointly metered with other areas in the Building.

11.3 Hours of Service. Operating hours for the Building are Monday through Friday, 7:00 am to 6:00 pm (excepting holidays) and Saturday 8:00 am to 1:00 pm ("Operating Hours"); however, access to the building with all utilities maintained, including heating and air conditioning, will be available to the Tenant 24 hours per day, 7 days per week. Landlord reserves the right to bill Tenant at a rate of Twenty-five Dollars ($25.00) per hour for utility compensation if after-hours usage exceeds 250 hours per year.

11.4 Excess Usage by Tenant. Tenant shall not make connection to the utilities except by or through existing outlets and shall not install or use machinery or equipment (other than standard office and business equipment) in or about the Premises that uses excess water, lighting or power, or suffer or permit any act that causes extra burden upon the utilities or services, including but not limited to security services, over standard office usage for the Building. Any disputes regarding excess usage shall be settled in accordance with Paragraph 52 of this Lease.

11.5 Interruptions. There shall be no abatement of Rent and Landlord shall not be liable in any respect whatsoever for the inadequacy, stoppage, interruption or discontinuance of any utility or service provided to the Building. Any inadequacy, stoppage, interruption or discontinuance of any utility or service due to reasons within the Building or within the Premises, except due to war and riots, after five (5) consecutive days, shall result in rent being abated by fifty percent (50%) until service is restored.

12.   Assignment and Subletting.
      -------------------------

12.1 Landlord's Consent Required. Tenant shall not sell, mortgage, pledge, hypothecate, encumber or otherwise transfer this Lease or any interest therein (each of which actions is hereafter referred to as a "transfer"), and shall not sublet the Premises or any part thereof, without the prior written consent of Landlord in each instance, which consent shall not be unreasonably withheld, conditioned, or delayed. Notwithstanding the foregoing, Tenant may (i) assign this Lease or sublet any portion of the Premises to any company or professional corporation or association affiliated with, owned by, or under common corporate control with Tenant (as used herein, "affiliate" and "affiliated" shall mean a person or entity controlled by Tenant, owned in part by one or more persons owning more than ten percent (10%) of Tenant or under contract to Tenant for management services); (ii) sublease a portion of its space to an insurance securities, commercial leasing, or investment banking company, provided each sublease does not exceed more than 500 usable square feet; or (iii) assign the lease to a new owner of the Tenant assets in the event Tenant is acquired, merged or otherwise has a change in ownership (a "Change of Control") after Tenant provides notice to the Landlord of such assignment. Tenant shall not assign the lease under any other circumstances without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned, or delayed. Any attempt to do so without such consent shall be voidable at Landlord's election. Notwithstanding the foregoing, except in the case of Change of Control, Tenant shall remain liable to Landlord for all Rent, regardless of any assignment of this Lease.

12.2 Tenant's Application. If Tenant desires at any time to transfer this Lease (which transfer shall in no event be for less than its entire interest in this Lease) or to sublet the Premises or any portion thereof, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transfer or sublease ("Proposed Effective Date"), in writing:

(a) A notice of intent to transfer or sublease, setting forth the Proposed Effective Date, which shall be no less than thirty (30) days nor more than one hundred twenty (120) days after the sending of such notice;

(b) The name of the proposed transferee or subtenant;

(c) The nature of the proposed transferee's or subtenant's business to be carried on in the Premises;

(d) The terms and provisions of the proposed transfer or sublease; and

(e) Such information as Landlord may reasonably  request concerning the proposed
transferee  or  subtenant,   including  recent  financial  statements  and  bank
references.

12.3 Landlord's Option to Terminate. In the event this Lease is assigned and the ground level of the Premises is subsequently abandoned (as defined in Paragraph
25), Landlord shall have the right, but not the obligation, to terminate this Lease.

12.4 Approval Procedure. If Landlord approves a transfer or sublease, Tenant shall, prior to the Proposed Effective Date, submit to Landlord an executed original of the transfer or sublease agreement for execution by Landlord on the signature page after the words "the foregoing is hereby consented to". No purported transfer or sublease shall be deemed effective as against Landlord and no proposed transferee or subtenant shall take occupancy unless such document is so executed by Landlord.

12.5 Required Provisions. Any and all transfer or sublease agreements shall:

(a) Contain such terms as are described in Tenant's notice under Paragraph 12.2 or as otherwise agreed by Landlord;

(b) Prohibit further transfers or subleases without Landlord's consent under this Paragraph 12;

(c) Impose the same obligations and conditions on the transferee or subtenant as are imposed on Tenant by this Lease (except as to Rent and term or as otherwise agreed by Landlord);

(d) Be expressly subject and subordinate to each and every provision of this Lease;

(e) Have a term that expires on or before the expiration of the term of this Lease;

(e) Have a term that expires on or before the expiration of the term of this lease; and

(f) Provide that the Tenant and/or transferee or subtenant shall pay Landlord the amount of any reasonable costs or expenses incurred by Landlord for repairs, maintenance or otherwise as a result of any change in the nature of occupancy caused by the transfer or sublease.

(g) Contain Tenant's acknowledgment that Tenant remains liable under this lease notwithstanding the transfer or sublease.

12.6 Transfer of Sublease Profit. [Intentionally Deleted]

12.7 Fees for Review. Tenant shall pay to Landlord or Landlord's designee, together with the notice described in Paragraph 12.2, all reimbursement, if Landlord retains the services of an attorney to review the transaction, Tenant shall pay to Landlord all reasonable attorneys' fees actually incurred by Landlord in connection therewith, provided Landlord provides an attorney fee estimate to Tenant for approval prior to Landlord engaging the attorney. Tenant shall pay such attorneys' fees to Landlord within thirty (30) days after receipt of written request.

12.8 No Release of Tenant. No consent by Landlord to any transfer or subletting by Tenant shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether occurring before or after such consent, transfer or subletting. Landlord's consent to any transfer or subletting shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent to any other transfer or subletting. The acceptance by Landlord of payment from any other person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any subsequent transfer or sublease, or be a release of Tenant from any obligation under this Lease.

12.9 Assumption of Obligations. Each transferee of this Lease shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the Rent and the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part to be performed for the term of this Lease. No transfer shall be binding on Landlord unless the transferee or Tenant delivers to Landlord a counterpart of the instrument of transfer which contains a covenant of assumption by the transferee satisfactory in substance and form to Landlord, consistent with the above requirements. The failure or refusal of the transferee to execute such instrument of assumption shall not release or discharge the transferee from its liability to Landlord hereunder. Landlord shall have no obligation whatsoever to perform any duty to or respond to any request from any subtenant, it being the obligation of Tenant to administer the terms of its sublease.

12.10 Deemed Transfers. [Intentionally Deleted]

12.11 Assignment by Operation of Law. [Intentionally Deleted]

12.12 Assignment of Sublease Rents. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rents from any subletting of all or any part of the Premises; provided, however, the total amount paid to Landlord by Tenant (including amounts paid by subleasee, if paid separately) shall not exceed Tenant's Rent obligation hereunder. Notwithstanding the foregoing, Tenant shall be permitted to collect all rents from subletting, unless Tenant: (i) is then in default (beyond any applicable notice and cure period); and (ii) has received written notice from Landlord that Landlord will collect such rents directly.

12.13 Prohibition of Assignment to Party in Interest of ERISA Party. If Landlord is an ERISA Party (see Paragraph 1.16) or an ERISA Party subsequently becomes Landlord hereunder and Tenant is notified of such event, Tenant shall inquire of any prospective transferee or subtenant whether it is a "party in interest," as that term is defined in Section 3 (14) of ERISA, as to Landlord. Tenant shall not transfer this Lease or sublet any part of the Premises to a person or entity that Tenant knows or reasonably should know is a "party in interest," as that term is defined in Section 3(14) of ERISA, as to Landlord.

13.   Default- Remedies.
      -----------------

13.1 Default. The occurrence of anyone or more of the following events shall constitute a material default of this Lease by Tenant:

(a) [Intentionally Deleted]

(b) The failure by Tenant to pay Rent or make any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) business days after receipt of written notice thereof from Landlord to Tenant. In the event that Landlord serves Tenant with a notice regarding such nonpayment pursuant to any applicable summary eviction statute, such notice shall also constitute the notice required by this Subparagraph.

(c) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant other than those referenced in Subparagraphs 13.1 (a) and (b) where such failure shall continue for a period of thirty (30) days after receipt of written notice thereof from Landlord to Tenant, provided, however, that if the nature of Tenant's noncompliance is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) days and thereafter diligently pursues such cure to completion. To the extent permitted by law, such thirty (30) day notice shall constitute the sole notice required to be given to Tenant under any applicable summary eviction statute.

(d) (i) The making by Tenant of any arrangement or assignment for the benefit of creditors; (ii) Tenant becoming a "debtor" as defined in the Bankruptcy Code or any successor statute, (unless, in the case of a petition filed against Tenant, the same is dismissed within sixty (60) days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; or (iv) the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days, all of which are hereby deemed to be non- curable defaults without the necessity of any notice by Landlord to Tenant thereof.

(e) The existence of materially false information in any financial statement given to Landlord by Tenant, or its successor in interest or by any guarantor of any of Tenant's obligations hereunder, all of which are hereby deemed to be non-curable defaults without the necessity of any notice by Landlord to Tenant thereof.

(f) [Intentionally Deleted]

13.2 Remedies. In the event of any material default of this Lease by Tenant, Landlord may at any time thereafter, with or without separate notice or demand and without limiting Landlord in the exercise of any right or remedy which Landlord may have by reason of such default:

(a) Terminate this Lease and Tenant's right to possession of the Premises by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent for the balance of the term after the time of such award exceeds the amount of Rent loss for the same period that Tenant proves could be reasonably avoided; that portion of the leasing commission paid by Landlord pursuant to Paragraph 15, applicable to the un-expired term of the Lease. No payment by Tenant after termination of this Lease following default by Tenant shall reinstate the Lease. Neither shall the receipt and retention of any such payment by Landlord reinstate the Lease.

(b) Without terminating this Lease, re-enter and take possession (in accordance with legal process) of the Premises or any part thereof and expel Tenant and those claiming through or under Tenant, and remove the effects of both or either, and relet the Premises, or any part thereof, in Landlord's or Tenant's name, but for the account of Tenant. In such event, Tenant shall in no manner be relieved from liability for payment of Rent covering the balance of the term of this Lease, and Landlord's retaking shall not be considered an acceptance of the Premises or a manifestation of an intent to terminate this Lease.

(c) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have vacated or abandoned the Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease, including the right to recover the Rent as it becomes due hereunder.

(d) Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the state of North Carolina.

(e) Notwithstanding the foregoing, Landlord acknowledges and agrees that it shall use commercially reasonable efforts to mitigate its damages in the event of a Tenant default.

13.3 Default by Landlord. Landlord shall not be in default unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying wherein Landlord has failed to perform such obligation; provided however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently pursues the same to completion.

13.4 Late Charges. Tenant hereby acknowledges that late payment by Tenant to Landlord of Base Rent, Tenant's Share of Operating Expense Increase or other sums due hereunder will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but are not limited to, processing and accounting charges, and late charges which may be imposed on Landlord by the terms of any mortgage or trust deed covering the Building. Accordingly, if any installment of Base Rent, Operating Expense Increase, or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Tenant, Tenant shall pay to Landlord a late charge equal to three percent (3%) of such overdue amount, but not to exceed the maximum late charge permitted by law in the jurisdiction where the Building is located. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. Acceptance of such late charge by Landlord shall in no event constitute a waiver of Tenant's default with respect to such overdue amount, nor prevent Landlord from exercising any of the other rights and remedies granted hereunder.

13.5 Interest on Past-Due Obligations. Any amount not paid by Tenant to Landlord when due shall bear interest from the date due at the maximum rate then allowable by law, except that interest shall not be payable on any late charge and interest on any amount upon which a late charge is payable shall not commence to accrue until thirty (30) days after the date due. Payment of interest shall not excuse or cure any default by Tenant.

14.  Condemnation.  If the  Premises or any portion  thereof or the Building are
     ------------
taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs; provided that if so much of the Premises or the Building is taken by such condemnation as would substantially and adversely affect the operation and profitability of Tenant's business conducted from the Premises, Tenant shall have the option, to be exercised only in writing within thirty (30) days after the condemning authority shall have taken possession, to terminate this Lease as of the date the condemning authority takes such possession. If Tenant does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent and Tenant's Share of Operating Expense Increase shall be reduced in the proportion that the floor area of the Premises taken bears to the total floor area of the Premises. Common Areas taken shall be excluded from the Common Areas usable by Tenant and no reduction of Rent shall occur with respect thereto or by reason thereof. Landlord shall have the option to terminate this Lease as of the taking of possession by the condemning authority, by giving written notice to Tenant of such election within thirty (30) days after receipt of notice of a taking by condemnation of any part of the Premises or the Building. Any award for the taking of all or any part of the Premises or the Building under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord; provided, however, that Tenant shall be entitled to any separate award for loss of or damage to Tenant's trade fixtures, its leasehold interest, removable personal property and un-amortized tenant improvements that have been paid for by Tenant. For that purpose, the cost of such improvements shall be amortized over the original term of the Lease excluding any options. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall, to the extent of severance damages received by Landlord in connection with such condemnation, repair any damage to the

Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefore by the condemning authority. Any disputes regarding this Paragraph shall be settled pursuant to Paragraph 52 of this Lease.

15.   Broker's Fee.
      ------------

(a) Subject to the execution of this Lease by both parties, Landlord shall pay to the Listing Broker and the Cooperating Broker, if any, designated in Paragraphs 1.14 and 1.15 of this Lease jointly, or in such separate shares as they may mutually designate in writing, a fee as set forth in a separate agreement between Landlord and the Listing Broker.

(b) Tenant and Landlord each represent and warrant to the other that neither has had any dealing with any person, firm, broker or finder (other than the person(s), if any, whose names are set forth in Paragraphs 1.14 and 1.15) in connection with the negotiation of this Lease or the consummation of the transaction contemplated hereby, and no other broker or other person, firm or entity is entitled to any commission or finder's fee in connection with said transaction and Tenant and Landlord do each hereby indemnify and hold the other harmless from and against any costs, expenses, attorneys' fees or liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying party.

16.   Estoppel Certificates.
      ---------------------

(a) Each party (as "responding  party") shall at any time upon not less than ten
(10) business days after receipt of prior written notice from the other party ("requesting party") execute, acknowledge and deliver to the requesting party a statement (to the extent true and to the responding party's actual knowledge) in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to the responding party's knowledge, any uncured defaults on the part of the requesting party, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building or of the business of Tenant.

(b) At the requesting party's option, the responding party's failure to respond within such time shall be conclusive upon such party that (i) this Lease is in full force and effect, without modification except as may be represented by the requesting party, (ii) there are no known uncured defaults in the requesting party's performance, and (iii) if Landlord is the requesting party, not more than one month's rent has been paid in advance.

(c) [Intentionally Deleted]

17. Landlord's Liability. The term "Landlord" as used herein shall mean only the
    --------------------
owner or owners, at the time in question, of the fee title or the leasehold interest under a ground lease of the Building. In the event of any transfer of such title or interest, Landlord herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided: (i) any successor in interest or transferee expressly assumes the obligations of Landlord hereunder, in writing; and (ii) that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall be binding on Landlord's successors and assigns, only as to matters arising during their respective periods of ownership. The liability of Landlord for the performance of its duties and obligations under this Lease is limited to Landlord's interest in the Building

(including rental income and insurance/condemnation proceeds) and neither the Landlord nor its partners, shareholders, officers or other principals shall have any personal liability under this Lease.

18. Severability. The invalidity of any provision of this Lease as determined by
    ------------
a court of competent jurisdiction shall in no way affect the validity of any other provision hereof.

19. Force Majeure.  Any obligation of Landlord or Tenant which is delayed or not
    -------------
performed due to an act of God, strike, riot, shortage of labor or materials, war (whether declared or undeclared), laws, governmental regulations or restrictions or any other governmental action or inaction, or any other cause of any kind whatsoever which is beyond the responsible party's reasonable control, shall not constitute a default hereunder and shall be performed within a reasonable time after the end of the cause for delay or non-performance.

20. Time is of Essence.  Time is of the essence with respect to the  obligations
    ------------------
to be performed under this Lease.

21.  Additional  Rent. All monetary  obligations of Tenant to Landlord under the
     ----------------
terms of this Lease, including but not limited to any expenses payable by Tenant hereunder, shall be deemed to be rent.

22.  Incorporation  of Prior  Agreement;  Amendments.  This Lease  contains  all
     -----------------------------------------------
agreements of the parties with respect to any matter mentioned herein. No prior or contemporaneous agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither the Listing Broker nor the Cooperating Broker, if any, designated in Paragraphs 1.14 and 1.15, nor the Landlord or any employee or agent of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of the Premises or Building.

23. Notices.  Any notice required or permitted to be given hereunder shall be in
    -------
writing and may be given by personal delivery or by certified or registered mail (provided that notice of exercise of any Option, as defined in Paragraph 39, must in all events be given by certified or registered mail) addressed to a party at the following address:


     If to Landlord:                    333 Ventures, LLC
                                        333 Fayetteville Street, Suite 100
                                        Raleigh, NC 27601
                                        Attention: Ms. Jacqueline Barker
                                        Phone: 919-754-8073
                                        Fax: 919-754-8077

              with a copy to:           Sanford Holshouser, LP
                                        219 Fayetteville Street, Suite 1000
                                        Raleigh, North Carolina 27601
                                        Attention: Samuel W. Whitt, Esq.
                                        Phone: 919-755-1800
                                        Fax: 919-829-0272

     If to Tenant:                      Capital Bank Corporation
                                        4901 Glenwood Avenue
                                        Raleigh, NC  27612
                                        Attention: John Anthony and Grant Yarber
                                        Phone: 919-645-3494
                                        Fax: 919-645-3490

              with a copy to:           Smith, Anderson, Blount, Dorsett,
                                        Mitchell & Jernigan, L.L.P.
                                        2500 Wachovia Capital Center
                                        Raleigh, North Carolina 27601
                                        Attention: Stephen T. Parascandola, Esq.
                                        Phone: 919-821-1220
                                        Fax: 919-821-6800

or such other address for notice purposes as may be later specified by notice to the other party. Mailed notices shall be deemed given upon actual receipt at the address required, or upon refusal thereof.

24.  Waivers.  No waiver by Landlord or Tenant of any provision  hereof shall be
     -------
deemed a waiver of any other provision or of any subsequent breach by the other party of the same or any other provision. Landlord's or Tenant's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of the other party's consent to or approval of any subsequent act by the other party. The acceptance of rent by Landlord shall not be a waiver of any preceding breach of this Lease by Tenant, other than Tenant's failure to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent. A copy of all notices required to be given to Landlord hereunder shall be concurrently transmitted to such other party(ies) as designated in advance by Landlord to Tenant.

25.  Vacation  or  Abandonment  of  Premises.  In the event  that  Tenant or its
     ---------------------------------------
assignees shall fail to conduct business on the ground level for a continuous period of sixty (60) days or more, whether or not Rent is paid, said failure shall be considered an "Abandonment." Tenant acknowledges and agrees that occupancy of the ground level is an item of importance to Landlord. Thus, in the event of an Abandonment, Tenant agrees to use commercially reasonable efforts to effectuate a sublease/assignment for the ground level space. Landlord and Tenant will also entertain, in good faith, potential arrangements for a full or partial termination of the Lease (in the event of an Abandonment).

26.  Holding  Over.  If Tenant  remains in  possession of all or any part of the
     -------------
Premises after the expiration of the term of this Lease, such occupancy shall be a tenancy from month-to-month upon all of the provisions of this Lease pertaining to the obligations of Tenant, except that the Base Rent payable shall be one hundred and fifty percent (150%) of the Base Rent payable immediately preceding the expiration of the term.

27.  Cumulative  Remedies.  No  remedy  or  election  hereunder  shall be deemed
     --------------------
exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28.  Covenants and  Conditions.  Each provision of this Lease to be performed by
     -------------------------
Landlord or Tenant shall be deemed both a covenant and a condition.

29. Binding Effect;  Choice of Law. Subject to any provisions hereof restricting
    ------------------------------
assignment or subletting by Tenant and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State where the Building is located and any litigation concerning this Lease between the parties hereto shall be initiated in the county in which the Building is located.

30.   Subordination.
      -------------

30.1 Provided that Landlord provides Tenant with a commercially reasonable non-disturbance agreement (a specimen form of which is attached hereto as Exhibit E), this Lease, including but not limited to any Option, as defined in Paragraph 39, shall, at Landlord's option, be subordinate to any ground lease, mortgage, trust deed, or any other security interest now or hereafter affecting the Building and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Tenant's right to quiet possession of the Premises shall not be disturbed if Tenant is not in default and so long as Tenant shall pay the Rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any ground lessor or the holder of any mortgage, trust deed or other security interest shall elect to have this Lease prior to its ground lease, mortgage, trust deed or other security interest, and shall give written notice thereof to Tenant, this Lease shall be deemed prior to such ground lease, mortgage, trust deed or other security interest, whether this Lease is dated prior or subsequent to the date of said ground lease, mortgage, trust deed or other security interest or the date of recording thereof. Upon termination of any ground lease or foreclosure of any mortgage, deed of trust or other security interest, Tenant shall attorn to the ground lessor or any purchaser upon foreclosure, provided that said entity expressly assumes (in writing) the obligations of Landlord hereunder.

30.2 Tenant agrees to execute any documents (within a reasonable period of time after receipt of written request therefor) required to effectuate a subordination or attornment, or to make this Lease prior to any ground lease, mortgage, trust deed or other security interest, if requested by the ground lessor or holder of the mortgage, trust deed or other security interest.

31.  Attorneys'  Fees.  If either party brings any lawsuit to enforce or declare
     ----------------
rights under this Lease, the prevailing party in the action, including any appeal, shall be entitled to reasonable attorneys' fees paid by the losing party as fixed by the court in the same or a separate proceeding, whether or not such action is pursued to decision or judgment. The attorneys' fee award shall not be computed in accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably incurred in good faith.

32.   Landlord's Access.
      -----------------

32.1 Landlord and Landlord's agents shall have the right to enter the Premises at reasonable times, upon reasonable advance notice (except in the event of an emergency) and subject to Tenant's reasonable security measures, for the purpose of inspecting the same, performing any services required of Landlord, showing the same to prospective purchasers, lenders, or lessees (during the last nine
(9) months of the Term), taking such measures, erecting such scaffolding or other necessary structures, making such alterations, repairs, improvements or additions to the Premises or to the Building as Landlord may reasonably deem necessary or desirable and the erecting, using and maintaining of utilities, services, pipes and conduits through the Premises and/or other premises as long as there is no unreasonable interference with Tenant's use of the Premises. Landlord may at any time place on or about the Premises, the Building or the Building "For Sale" signs and Landlord may at any time during the last one hundred twenty (120) days of the term place on or about the Premises "For Lease" signs.

32.2 All activities of Landlord pursuant to Paragraph 32 shall be without abatement of Rent and Landlord shall not have any liability to Tenant for the same.

32.3 Landlord shall have the right to retain keys to the Premises and to unlock all doors in or upon the Premises other than files, vaults and safes, and in the case of emergency to enter the Premises by any reasonably appropriate means, and any such entry shall not be deemed a forcible or unlawful entry or detainer of the Premises or an eviction.

33. Auctions,  Other Sales and Cessation of Business.  Tenant shall not conduct,
    ------------------------------------------------
nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises or the Common Areas without Landlord's prior written consent. Notwithstanding anything to the contrary in this Lease, Landlord shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. Signs.  Landlord shall provide Tenant with exclusive  Building naming rights
    -----
and placement of signs naming the Building, based on the terms in Exhibit D. Tenant shall have certain exclusive rights to post signs upon the Premises, based on reasonable requests and agreement by both parties. All other signs placed by Tenant shall require Landlord approval, which approval shall not be unreasonably withheld, conditioned, or delayed. Landlord shall provide Tenant with standard door signage for each floor or suite and directory signage on the lobby Marquee at no cost to Tenant. All other signage, including signage associated with re-naming the Building, signage on the exterior of the building, signage in the lobby or any similar non-standard Building Tenant signage shall be a Tenant expense.

35.  Merger.  The  voluntary  or  other  surrender  or  mutual  cancellation  or
     ------
termination by Landlord of this Lease shall not result in a merger of the interest of the Landlord and the interest of the Tenant, but shall, at the option of Landlord, terminate all or any sub-tenancies or may, at the option of Landlord, operate as an assignment to Landlord of any or all sub-tenancies.

36.  Consents.  Except for Paragraph 33 (Auctions,  Other Sales and Cessation of
     --------
Business) and Paragraph 49 (Hazardous Material) as it relates to causing or permitting any Hazardous Material to be brought upon, kept or used in or about the Premises, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld, conditioned, or delayed.

37. Guarantor. [Intentionally Deleted]
    ---------

38. Quiet Enjoyment.  Upon Tenant paying the rent for the Premises and observing
    ---------------
and performing all of the covenants, conditions and provisions on Tenant's part to be observed and performed hereunder, Tenant shall have quiet enjoyment of the Premises for the entire term subject to all of the provisions of this Lease.

39.   Options.
      -------

39.1 Options Personal. The term "Option" as used in this Lease refers to any option to extend, renew or expand and to any right of first refusal or first offer granted to Tenant, as set forth in this Paragraph 39 and in Exhibit D,
                                                                      ---------
Paragraph 4. Each Option is personal to the original Tenant and may be exercised
-----------
only by the original Tenant (or an entity for which Tenant did not need Landlord's consent for sublease/assignment) while occupying the Premises without the intent of thereafter assigning this Lease or subletting the Premises or any portion thereof, and may not be, voluntarily or involuntarily, exercised by or assigned to any other person or entity. Options shall not be assignable separate and apart from this Lease, and may not be separated from this Lease in any manner, by reservation or otherwise.

39.2 Option to Renew.

(a) Tenant shall have the right, at its option, to renew this Lease, as the same may have been amended from time to time, for two renewal terms of five (5) years each, with the first commencing on the day following the expiration of the initial lease term and the second commencing on the day following expiration of the first renewal option term.

(b) Tenant shall exercise the renewal option by giving to Landlord written notice of such election to renew not later than one hundred eighty (180) days prior to the expiration of the initial lease term.

(c) All the terms, provisions, agreements, covenants and conditions of this Lease shall continue in full force and effect during the renewal term except that the Base Rent for the first year of the renewal term shall be the lesser of: (1) the rental rate in effect at the end of the initial term of this lease plus 3%; or (2) the Fair Market Rental (as defined in Exhibit D, Paragraph 4). The rate shall increase at the rate of 3% per year during the term of the renewal period.

(d) Any termination, cancellation, surrender, sublease or assignment of this Lease (if Landlord's consent thereto is required under the Lease) during the Term shall terminate any right of renewal hereunder.

(e) As used herein, "Term" shall include the renewal term of this Lease if this Lease is renewed pursuant to the provisions of this Paragraph.

39.3 Option to Expand & Right of First Refusal. Subject to the provisions of this Paragraph 39 and the rights of other tenants, if any other tenant on the Tenant's floor of the Building does not renew or extend their lease or their lease is otherwise terminated, Tenant shall have the first right of refusal to lease said tenant's space upon the same terms and conditions and at the lower of: (i) the per square foot rate (with substantially similar Tenant Improvement allowance provisions, prorated to account for the portion of the Term remaining) as then currently applicable under this Lease; or (ii) the Fair Market Rental as defined in (Exhibit D, Paragraph 4 hereto). Tenant shall have thirty (30) days written notice for exercising said option. Notwithstanding the foregoing, Tenant may only exercise this right if: (i) at least three (3) years remain in the Term; or (ii) Tenant offers to extend the Term so that at least three (3) years remain.

39.4 Option for Alternative Premises. In the event Tenant determines that it requires alternative space to the Premises provided under this Lease, Landlord shall make reasonable efforts to lease to Tenant alternative premises in the Building at the same terms and conditions set forth in this Lease, provided, however, the move to alternative space shall be subject to Landlord's sole discretion.

39.5 Option for Additional Premises. In the event Tenant determines that it desires additional square footage in the Building, Landlord shall make reasonable  efforts  to lease to  Tenant  such  additional  space.  In the event
Landlord procures such addition square footage for Tenant, a lease addendum shall be entered into for a minimum term of thirty-six (36) months, with rent on the additional space at the lower of: (i) the per square foot rate (with substantially similar Tenant Improvement allowance provisions, prorated to account for the portion of the Term remaining) as then currently applicable under this Lease; or (ii) the Fair Market Rental (as defined in Exhibit D, Paragraph 4 hereto), and incorporating substantially the same terms and conditions as provided in this Lease. 39.6 Multiple Options. If Tenant has multiple options to extend or renew this Lease, a later option cannot be exercised unless the prior option to extend or renew has been exercised.

39.7 Effect of Default on Options.

(a) Tenant shall have no right to exercise any Option set forth in this Paragraph 39, notwithstanding any provision in the grant of the Option to the contrary, (i) if Tenant has committed any non-curable material default, or (ii) from the date Landlord gives Tenant notice of a curable default until the default is cured, or (iii) from the day after a monetary obligation to Landlord is due from Tenant and unpaid (without any necessity of notice thereof to Tenant) until the obligation is paid; or (iv) if, during the twelve (12) month period prior to the date Tenant gives Landlord notice of Tenant's exercise of the option, Landlord has given to Tenant three or more notices of default under Paragraph 13.1 (b) or (c), whether or not the defaults are cured. The period of time within which an Option may be exercised shall not be extended by reason of Tenant's inability to exercise an option because of the provisions of this Paragraph 39.

(b) All rights of Tenant under the provisions of any Option shall terminate and be of no further force or effect, notwithstanding Tenant's due and timely exercise of the Option, if after such exercise (i) Tenant fails to pay a monetary obligation to Landlord within thirty (30) days after receipt of written notice of such delinquency, (ii) Tenant fails to cure a default when required after notice given pursuant to Paragraph 13.1 (c), or (iii) Landlord gives Tenant three (3) or more notices of default (in any consecutive twelve (12) month period) under Paragraph 13.1 (c), whether or not the defaults are cured, or (iii) Tenant commits any non-curable material default.

40.   Security Measures-Landlord's Reservations.
      -----------------------------------------

40.1 Obligation. Tenant assumes all responsibility for the protection of Tenant and its agents and invitees and the property of Tenant and its agents and invitees from acts of third parties. Nothing herein contained shall prevent Landlord, at Landlord's sole option, from providing security protection for the Building or any part thereof, in which event the cost thereof shall be included within the definition of Operating Expenses, as set forth in Paragraph 4.2(b). Notwithstanding the foregoing, Landlord represents that it shall continue at its own expense to contract for a comparable level of Security in the Building.

40.2 Landlord shall have the following rights:

(a) [Intentionally Deleted]

(b) To provide and install Building standard (beyond "Building standard" is at Tenant's cost and expense) graphics on the door of the Premises and such portions of the Common Areas as Landlord shall reasonably deem appropriate;

(c) To grant to any lessee of the Building the exclusive right to conduct any business as long as such exclusive right does not conflict with any rights expressly given herein including the provisions of Paragraph 6.1.

(d) [Intentionally Deleted]

40.3 Tenant shall not:

(a) [Intentionally Deleted]

(b) Suffer or permit anyone, except in emergency, to go upon the roof of the Building.

40.3 Representation of the Building. Landlord grants Tenant, as part of naming rights, the right to use representation (photographic or otherwise) of the Building in connection with Tenant's business, provided such usage does not negatively impact Building image or public perception. Landlord shall have the reasonable right, by written notice to Tenant, to object to Tenant's representation of the Building. In the event of such dispute, the chief executive officer and managing member, respectively, of Tenant and Landlord shall work in good faith to resolve any differences in the representation of the Building.

41.   Easements.
      ---------

41.1 Landlord reserves the right, from time to time, to grant easements and rights, make dedications and record maps affecting the Building as Landlord may deem necessary or desirable, so long as such easements, rights, dedications, and maps do not unreasonably interfere with the use of the Premises by Tenant. Tenant shall sign any of the after-mentioned documents within a reasonable period of time following receipt of written request of Landlord.

41.2 The obstruction of Tenant's view, air, or light by any structure erected in the vicinity of the Building, whether by Landlord or third parties, shall in no way affect this Lease or impose any liability upon Landlord.

42. Performance. If at any time a dispute shall arise as to any amount or sum of
    -----------
money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this Lease.

43. Authority. If Landlord or Tenant is a corporation,  trust, limited liability
    ---------
company or general or limited partnership, said entity, and each individual executing this Lease on behalf of such entity represent and warrant that such individual is duly authorized to execute and deliver this Lease on behalf of said entity.

44. Conflict. [Intentionally Deleted]
    --------

45. No Offer.  Preparation  of this Lease by  Landlord or  Landlord's  agent and
    --------
submission of same by Landlord or Tenant shall not be deemed an offer to lease. This Lease shall become binding upon Landlord and Tenant only when fully executed by both parties. Notwithstanding any other provision contained in this Lease to the contrary, this Lease is subject to Tenant obtaining approval at this site from all applicable regulatory authorities, including the North Carolina Banking Commission and the FDIC. Tenant agrees to diligently and continuously pursue obtaining such approvals. If approval by all such regulatory authorities is not obtained on or before the Commencement Date, Tenant shall have the option within the next succeeding ten (10) days by written notice to Landlord to cancel this Lease. At such time as the required regulatory approvals are obtained, Tenant shall give Landlord prompt written notice thereof.

46. Lender Modification.  Tenant agrees to make technical  modifications to this
    -------------------
Lease if reasonably required by an institutional lender in connection with normal financing/refinancing of the Building.

47.  Multiple  Parties.  If more  than one  person  or entity is named as either
     -----------------
Landlord or Tenant herein, except as otherwise expressly provided herein, the obligations of the Landlord or Tenant herein shall be the joint and several responsibility of all persons or entities named herein as such Landlord or Tenant, respectively.

48. ERISA Representation. [Intentionally Deleted]
    --------------------

49.  Hazardous  Material.  Except for  standard  quantities  of office  supplies
     -------------------
reasonably incident to the use listed in Paragraph 1.4 of the Basic Lease Provisions, Tenant shall not cause or permit any Hazardous Material (as hereinafter defined) to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole discretion. For the purpose of this Lease, "Hazardous Material" shall include oil, flammable explosives, asbestos, urea formaldehyde, radioactive materials or waste, or other hazardous, toxic, contaminated or polluting materials, substances or wastes, including, without limitation, any "hazardous substances," "hazardous wastes," "hazardous materials" or "toxic substances" as such terms are defined in the Resource Conservation and Recovery Act and the Comprehensive Environmental Response, Compensation and Liability Act, and in any other law, ordinance, rule, regulation or order promulgated by the federal or state government, or any other governmental entity having jurisdiction over the Building or the parties to this Lease. If Tenant breaches the obligations set forth in this Paragraph 49, or if the presence of Hazardous Material in the Premises or at the Building caused or permitted by Tenant (whether or not Landlord has given its consent to the presence of such Hazardous Material in the Premises) proximately results in contamination of the Premises or any other part of the Building, or if contamination of the Building by Hazardous Material otherwise occurs for which Tenant is legally liable, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses, including, without limitation, diminution in value of the Building, damages for the loss or restriction on use of rentable or useable space or floor area in or of any amenity of the Building, damages proximately arising from any adverse impact on leasing space in the Building, sums paid in settlement of claims, and reasonable any attorneys' fees, consultant fees and expert fees which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant shall survive expiration or termination of this Lease and includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in, on or under the Premises. Without limiting the foregoing, if it can be objectively demonstrated that the presence of any Hazardous Material caused or permitted by Tenant or its agents, employees, contractors or invitees, results in any contamination of the Building, Tenant shall promptly take remediation and/or assessment actions required by applicable law and agencies having jurisdiction; provided that Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld, conditioned, or delayed. Tenant shall promptly notify Landlord of any such known contamination.

50.  Attachments.  Attached hereto are the following Exhibits which constitute a
     -----------
part of this Lease.

EXHIBIT A: Premises.

EXHIBIT B: Rules and Regulations.

EXHIBIT C: Tenant Improvements.

EXHIBIT D: Additional Provisions (as modified)

EXHIBIT E: SNDA Specimen Form

51.  Miscellaneous.  This  Agreement and the  Exhibit(s)  hereto  constitute the
     -------------
entire agreement between the parties regarding the subject matter hereof. The parties shall not be bound by or liable for any prior or contemporaneous statement, writing, representation, promise, inducement or understanding, written or oral, not set forth in this Agreement and any attachments hereto. This Agreement may be executed in counterparts. This Agreement (including any attachment hereto) may not be amended or modified except by a written instrument signed by duly authorized officers or representatives of the parties hereto. Any attempt to modify the Agreement by an oral understanding is void and shall have no effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns only. Each party's respective obligations under this Agreement which are not, by the express terms of this Agreement, fully to be performed during the term of this Agreement shall survive the termination of this Agreement for any reason. At the request of either party, the parties shall promptly execute and record, at the cost of the requesting party, a short form memorandum describing the Premises and stating this Lease's Term, its Commencement and Termination Dates, and other information that the parties agree to include.

52. Dispute Resolution. The parties shall make good faith efforts to resolve any
    ------------------
disputes concerning Lease matters. Following such good faith efforts, all disputes, claims, and causes one party makes against the other, at law or otherwise, including third party or "pass-through" claims for indemnification and/or contribution, shall be initiated, determined, and resolved by arbitration in Wake County, North Carolina, in accordance with the Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the Arbitrator(s) may be entered in any court having jurisdiction thereof.





                            [Signature Page Follows]

LANDLORD AND TENANT HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH PROVISION IN IT AND BY EXECUTING IT, SHOW THEIR INFORMED AND VOLUNTARY CONSENT. THE PARTIES AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, ITS TERMS ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LANDLORD AND TENANT WITH RESPECT TO THE PREMISES.

This Lease has been prepared for submission to your attorney for approval; no representation or recommendation is made as to the legal sufficiency, legal effect, or tax consequences of this Lease or the transaction relating thereto; the parties shall rely solely upon the advice of their own legal counsel as to the legal and tax consequences of this issue.


              LANDLORD                                         TENANT

333 Ventures, LLC                              Capital Bank Corporation
A North Carolina Limited Liability Company     A North Carolina Corporation





By: /s/Donald F. Carter                        By: /s/B. Grant Yarber
    -------------------                            ------------------


Its: Member                                    Its: President & CEO
     ------                                         ---------------




WITNESS / ATTEST: /s/Jacqueline Barber         WITNESS / ATTEST: /s/Jacqueline Barber
                  --------------------                          ---------------------





On:                                            On:
    --------------------------------------         -----------------------------------


Address                                        Address
       -----------------------------------            --------------------------------


------------------------------------------     ---------------------------------------


                                    EXHIBIT A


                                    PREMISES


      Premises location, rentable square footage and occupancy dates are as follows:


               Location                Rentable SF   Occupancy Date
               --------                -----------   --------------

               1st floor Office area      1,597      April 1, 2006
               1st floor lobby            2,400      April 1, 2006
               3rd Floor                 10,955      April 1, 2006
               4th Floor                 10,955      April 1, 2006
                                         ------
                    Subtotal             25,907

               2nd Floor Office           7,542      November 1, 2006

               6th Floor                 10,955      July 1, 2007

               7th Floor                 10,955      January 1, 2008
                                         ------

                    Total                55,359

                                    EXHIBIT B
                 RULES AND REGULATIONS FOR STANDARD OFFICE LEASE

GENERAL RULES

1. Tenant shall not suffer or permit the obstruction of any Common Areas, including driveways, walkways and stairways.

2. Landlord reserves the right to refuse access to any persons Landlord in good faith judges to be a threat to the safety, reputation, or property of the Building and its occupants.

3. Tenant shall not make or permit any noise or odors that unreasonably interfere with other lessees or persons having business within the Building.

4. Tenant shall not keep animals or birds within the Building, and shall not bring bicycles, motorcycles or other vehicles into areas not designated as authorized for same.

5. Tenant shall not make, suffer or permit litter except in appropriate receptacles for that purpose.

6. Tenant shall not alter any lock or install new or additional locks or bolts, without Landlord's consent, not to be unreasonably withheld, conditioned, or delayed.

7. Tenant shall be responsible for the inappropriate use of any toilet rooms, plumbing or other utilities. No foreign substances of any kind are to be inserted therein.

8. Tenant shall not deface the walls, partitions or other surfaces of the premises or Building.

9. Tenant shall not suffer or permit any thing in or around the Premises or Building that causes excessive vibration or floor loading in any part of the Building.

10. Furniture, significant freight and equipment shall be moved into or out of the building only with the Landlord's knowledge and consent, without Landlord's consent, not to be unreasonably withheld, conditioned, or delayed, and subject to such reasonable limitations, techniques and timing, as may be designated by Landlord. Tenant shall be responsible for any damage to the Building arising from any such activity.

11. Tenant shall not employ any service or contractor for services or work to be performed in the Building, except as approved by Landlord.

12. Landlord reserves the right to close and lock the Building on Saturdays, Sundays and legal holidays, and on other days between the hours of 6:00 P.M. and 7:00 A.M. of the following day. If Tenant uses the Premises during such periods, Tenant shall be responsible for securely locking its suite door. Tenant shall have access to Building 24 hours per day, seven days a week.

13. Tenant shall return all keys at the termination of its tenancy and shall be responsible for the cost of replacing any keys that are lost.

14. No window coverings, shades or awnings shall be installed or used by Tenant, without Landlord's consent, not to be unreasonably withheld, conditioned, or delayed.

15. Neither Tenant nor any employee or invitee of Tenant shall go upon the roof of the Building.

16.  Tenant shall not suffer or permit  smoking or carrying of lighted  cigar or
cigarettes  in  areas  reasonably   designated  by  Landlord  or  by  applicable
governmental agencies as non-smoking areas.

17. Tenant shall not use any method of heating or air conditioning without Landlord's consent, not to be unreasonably withheld, conditioned, or delayed.

18. The Premises shall not be used for lodging or manufacturing. Cooking shall be by microwave oven only.

19. Tenant shall comply with all safety, fire protection and evacuation regulations established by Landlord or any applicable governmental agency.

20. Landlord reserves the right to waive anyone of these rules or regulations, and/or as to any particular lessee, and any such waiver shall not constitute a waiver of any other rule or regulation or any subsequent application thereof to such Tenant.

21. Tenant assumes all risks from theft or vandalism and agrees to keep its Premises locked as may be required.

22. Landlord reserves the right to make such other reasonable rules and regulations as it may from time to time deem necessary for the appropriate operation and safety of the Building and its occupants. Tenant agrees to abide by such rules and regulations as well as these rules and regulations, subject to the limitations on such rules and regulations as provided in the Lease.

                                    EXHIBIT C


                               TENANT IMPROVEMENTS


1. Landlord shall provide a Tenant Improvement ("TI") allowance of $32.50 per rentable square foot to be used at the discretion of the Tenant. The allowance does not include the basement/vault square footage.

2. Tenant may reallocate or transfer the TI allowance, as desired, to the various leased areas of the Premises.

3. Payment of the TI allowance by Landlord shall be on a monthly basis (upon receipt of invoices from Tenant reasonably documenting its expenditures) and shall correspond to or match the immediately upcoming new space occupancy by the Tenant. TI Payment for up-fits, excluding the 6th and 7th floors, shall be available to the Tenant as expenditures occur after the full execution of the Lease. TI allowance for the 6th and 7th Floors shall be provided only as design and construction of these floors begin.

4. Any un-used TI allowance shall be applied as credit to future Premises up-fits or returned to Tenant upon written request (but no earlier than thirty
(30) days following the Commencement Date).

5. Tenant accepts Premises in accordance with the Lease provisions and any improvements to the Premises (or activities incidental thereto) shall be eligible for reimbursement from the TI allowance, including, but not limited to: design drawings, architectural services, engineering services, permitting, document copying, bidding, demolition, waste removal, new construction, additions/removal or modifications to the electrical, HVAC, fire protection, sewer and water, and communications, elevator lock-out and security installations, window treatment and shading (except window film replacement as stated in Paragraph 6.3(b), which shall be provided separately by Landlord), modifications to common area(s) or other Premises required by Tenant Up-fit, mark-up of Construction cost if Tenant requests Landlord to provide construction Project management. Landlord shall cooperate (at no cost to Tenant) with all reasonable Tenant requests to execute permit applications and similar ministerial acts.

6. Tenant shall choose its' own design and construction team. Tenant shall designate the construction Project Manager and Landlord will designate a single Point of Contact to interact with the Project Manager. Tenant's Project Manager duties shall include endeavoring to keep the project on schedule and taking commercially reasonable precautions to protect the Building from damages or abuse during construction. All work activities that may materially hinder, damage or otherwise impact the Building or its day-to-day operations shall be initiated and completed based on the reasonable concurrence and agreement by the Project Manager and Point of Contact person. As a minimum, Project Manager and Point of Contact person shall meet twice a week on-site during construction to monitor activities.

7. The General Contractor shall have a full-time on-site Project manager.

8. Tenant shall endeavor to provide initial space occupancy (for business purposes) on or about April 1, 2006, including: completion of construction drawings, submittal to the City of Raleigh for permit review and selection of the General Contractor by approximately December 15, 2005; completion of up-fit demolition, receipt of the construction permit and start-up of the installation up-fits by approximately February 1, 2006, and; completion of up-fits on or about April 1, 2006. Tenant agrees to take all commercially reasonable efforts to meet this schedule, and agrees to designate the Occupancy Date (for business purposes) as April 1, 2006, subject to extension only as expressly provided in the Lease.

9.  Tenant  Improvements  shall be  designed  and  constructed  in a manner that maintains substantial consistency in appearance and finishes in areas interfacing or exposed to common areas. The design and construction of such areas shall be reviewed and approved by the Landlord, with Landlord not unreasonably withholding, delaying, or conditioning approval. This excludes up-fit of fully occupied floors by Tenant. Tenant shall provide HVAC, electrical, fire protection, safety and plumbing design and construction consistent with building standards, and shall allow Landlord a reasonable opportunity to review and inspect these items during design and construction.

                                    EXHIBIT D


                              ADDITIONAL PROVISIONS


1. Naming Rights: The lease rate and amount of square footage in the lease provides exclusive Tenant naming rights for the building. Naming rights will be granted upon lease signing. All costs associated with implementing the building name change, including the installation of signage, will be a Tenant cost. The new building name will be agreed upon by both Tenant and Landlord. Tenant may place appropriate signage (building name and/or Tenant logo) on the north and south faces of the building near the top and at the building entrances on Fayetteville and Davie Streets, with size and configuration contingent upon City of Raleigh approval. Tenant has tentatively selected the new building name as "Capital Bank Plaza", which is acceptable to the Landlord. Tenant may assign the naming rights to a successor company, subject to Landlord's written consent, which shall not be unreasonably withheld, conditioned or delayed.

2. Vaults/ATM/Safe: Landlord shall lease the basement vault and the contiguous open space (a total of 3,314 rentable square feet) to the Tenant, which will enable Tenant to establish security while using the vault. Tenant shall provide all costs and expenditures to up-fit the vault and open space (including any additional security measures, ventilation, electronics, and reactivation of the vault doors), service and maintain the vault and adjoining space. Two additional vaults are located in Tenant Premises (one on the 2nd floor and one on the 3rd floor); it shall be the Tenant's responsibility to service and maintain those vaults as well as the installation of any electronics or ventilation that may be required. Tenant, at Tenant's sole cost, will have the right to install an ATM kiosk and safe at a location reasonably acceptable to Landlord.

3. Dedicated Private Elevator: Landlord shall provide Tenant with exclusive use of a private elevator that operates between the basement vault area, the lobby level, the 2nd floor and the 3rd floor. Tenant shall be responsible for operating, servicing and maintaining the private elevator. Landlord, upon request, shall provide Tenant with the ability to "lock-out" this elevator for certain floors or "lock-out" the building's common elevators for requested floors, with the costs of "lock-out" installation included in the Tenant Improvement Allowance.

4. Fair Market Rental: "Fair Market Rental" shall mean ninety-five percent (95%) of the fair market Base Rent, taking into account the cash value of free rent and leasehold improvements, which non-equity tenants are then receiving in connection with a lease for comparable space within a three (3) mile radius of the Building. Promptly following receipt by Landlord of Tenant's notice to exercise its expansion option, Landlord shall notify Tenant of the amount that, in Landlord's reasonable opinion, represents the Fair Market Rental. Within fifteen (15) days of such notice, (a) if Tenant agrees, Tenant shall notify Landlord that Tenant so agrees that the Base Rent therein provided constitutes the Fair Market Rental, or (b) if Tenant disagrees with the Fair Market Rental, Tenant shall specify what Base Rent, in Tenant's opinion, constitutes the Fair Market Rental ("Tenant's Base Rent Notice"), or (c) if Tenant does not respond, Tenant shall be deemed to agree with Landlord's determination of Fair Market Rental. In the event Tenant agrees, then the Base Rent set forth in Landlord's said notice shall be deemed the lesser of the current lease rate or the Fair Market Rental. In the event Tenant disagrees as provided in clause (b) above, the following procedure shall be used in determining the Fair Market Rental: The parties shall use due diligence to attempt to agree upon the Fair Market Rental within seven (7) business days following the foregoing fifteen (15) day period, but, if they do not so agree, then at the request of either party to the other (the "Initial Request"), the parties shall jointly choose an impartial real estate broker (who shall have had at least ten (10) years experience as a broker in commercial office leasing within a three (3) mile radius of the Building, whose decision shall be final and binding. If the parties do not agree upon such a third party broker and notify in writing the other thereof within seven (7) business days of the Initial Request, then within six (6) additional business days each party shall choose a real estate broker (having the foregoing credentials) and notify in writing the other thereof, and the joint decision of such real estate brokers regarding fair market rental shall be final and binding (or, failing such notice, or if such choice is made, failing notice to the other within such six (6) additional business day period, the decision of one such real estate broker timely chosen and noticed shall be final and binding). If the two (2) real estate brokers timely chosen and noticed do not agree within seven
(7) business days of the end of the six (6) business day period mentioned above during which they were chosen, then they shall choose a third such real estate broker (having the foregoing credentials) within five (5) business days, and the decision of such third real estate broker regarding fair market rental shall be final and binding.

5. Capital Bank Financing: Tenant shall provide the Landlord with the following Building re-financing and Line-of-credit (subject to separate written agreement between Landlord and Tenant).

a) Re-Finance Current Building Loan.
   --------------------------------

            Amount:     $7,910,000

            Terms: A fixed interest rate of 6.75% for a period of 10 years and no origination fee, with interest only for the first 5 years and P&I during the next five years based on a 25 year amortization. The loan shall have a balloon payment at the end of 10 years.

b) Line-of-Credit for TI
   ---------------------

            Amount: The line-of-credit shall cover the original Capital Bank TI ($1,799,167) plus other near-term TI expenditures by Capital Bank due to expansion and other new tenants ($1,000,000), for a total line-of-credit amount of $2,800,000.

            Terms: Interest only, at Prime minus 1/2 percent, with no origination fee.

*NOTE: Landlord shall have the right to satisfy and replace one or both loans with permanent financing at any point in the future, in Landlord's sole discretion and without penalty.

6. Security: Landlord provides a security guard during normal business hours, and the building has lock-out and security swipe card entry after hours. Additional security required by Tenant will be a responsibility and cost to Tenant.

7. Communications: The building is wired for Broad Band Internet Service, which is provided by Windchannel Communications, a tenant in the building.

8. Building Management: RDC Property Management, an affiliate of Raleigh Development Company, manages the building. RDC Property Management has its primary office at 333 Corporate Plaza, Suite 100, Raleigh, North Carolina 27601, and shall have said office open during normal business hours and be reasonably accessible to Tenant.

                                    EXHIBIT E


                               SNDA SPECIMEN FORM

                          SUBORDINATION, ATTORNMENT AND
                            NON-DISTURBANCE AGREEMENT

THIS SUBORDINATION, ATTORNMENT AND NON-DISTURBANCE AGREEMENT ("Agreement"), entered into as of ______________________, by ______________________ ("Tenant"),
and ___________________________ ("Bank").

I. Tenant is the lessee under certain leases described on Attachment 1 (the leases and all modifications, amendments, extensions, renewals, replacements and substitutions thereto or therefor, the "Leases"), which Leases cover all or a portion of the real property described on Attachment 1 (the "Property").

II. Bank has extended or has committed to extend credit ("Loan") to ____________________________, which Loan is or will be secured by the lien of a mortgage, deed to secure debt, security deed, trust deed or deed of trust encumbering the Property (the "Mortgage").

III. The Mortgage is dated ________________________ and recorded in Book _____ at Page _____, of the Office of the Register of Deeds, or other similar recording office, in the State and County indicated above.

IV. Bank requires that Tenant enter into this Agreement.

NOW, THEREFORE, in consideration of One Dollar in hand paid by each party to the other, the covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

      1. Subordination of Leases.  The Leases and all terms thereof,  including,
         -----------------------
without limitation, any options to purchase, rights of first refusal and any similar rights, are and shall be subject and subordinate to the Mortgage, and to all amendments, modifications, extensions, renewals, replacements and substitutions thereof or therefor, to the full extent of the principal, interest, fees, charges, costs and expenses (to include attorneys' fees, fees of legal assistants and fees of other professionals as provided therein) and all other amounts now or hereafter secured thereby.

      2. Joinder in Foreclosure.  In the event Bank elects to foreclose or cause
         ----------------------
the foreclosure of the Mortgage, Bank will not join, nor will any other person on behalf of Bank join Tenant in summary or foreclosure proceedings as long as
(1) Tenant has not amended, modified, replaced or substituted the Leases without Bank's prior written consent and (2) Tenant is not in default under the Leases.

      3. Succession to Interest of Landlord;  Nondisturbance.  In the event that
         ---------------------------------------------------
Bank shall succeed to the interest of the lessor or landlord under the Leases, or any other person shall succeed to the interest of the lessor or landlord under the Leases either directly or through Bank on account of or by virtue of a foreclosure under the Mortgage, or a deed-in-lieu of foreclosure, and there exists no default by Tenant under the Leases (beyond any applicable cure period) and Tenant has not amended, modified, replaced or substituted the Leases without Bank's prior written consent, Bank or such other person who succeeds to the interest of the lessor or landlord directly or through Bank on account of a foreclosure or a deed-in-lieu of foreclosure, agrees not to disturb or otherwise interfere with Tenant's possession of the portion of the Property leased by Tenant pursuant to the Leases for the unexpired term of the Leases, provided that Bank and such other successor person as aforesaid, (1) shall be liable only for the duties and obligations of the "landlord" under the Leases accruing after the taking of possession as aforesaid and for the period that each is severally the "landlord" under the Leases and (2) shall not be:

            (a) liable for any act or omission of any other lessor or landlord, or any other person under the Leases;

            (b) subject to any offsets or defenses which Tenant might have against any lessor or landlord, or any other person under the Leases;

            (c) bound by any rent or additional rent which Tenant might have paid for more than thirty (30) days in advance to any lessor or landlord, or other person, unless the same was paid to Bank or such other successor person to Bank as aforesaid;

            (d)   bound  by  any   amendment,   modification,   replacement   or
      substitution of the Leases made without Bank's prior written consent; or

            (e) liable for any security deposit Tenant might have paid any lessor or landlord, or other person, except to the extent Bank has actually received said security deposit.

      4.  Attornment  by Tenant.  Upon Bank  succeeding  to the  interest of the
          ---------------------
lessor or landlord under the Leases, or any other person succeeding to the interest of the lessor or landlord under the Leases either directly or through Bank on account of or by virtue of a foreclosure under the Mortgage, or a deed-in-lieu of foreclosure, Tenant covenants and agrees (1) to attorn to Bank or any other person succeeding to the interest of "landlord" under the Leases either directly or through Bank on account of or by virtue of a foreclosure under the Mortgage, or a deed-in-lieu of foreclosure, (2) to recognize Bank or such other successor as Tenant's "landlord" under the Leases, and (3) to be bound by and perform all of the obligations and conditions imposed upon Tenant by the Leases, provided that Bank or other successor person assumes all obligations of Landlord thereunder. If requested by Bank or any subsequent owner of the Property as aforesaid, Tenant shall execute a new lease for a term equal to the remaining term of the Leases and otherwise containing the same provisions and covenants of the Leases.

      5. Tenant's Representation and Warranty. Tenant represents and warrants to
         ------------------------------------
Bank that there has been no assignment of Tenant's rights and interests under the Leases to any person and no sublease or other agreement covering the leased premises has been entered into by Tenant.

      6. Tenant's Additional Covenants and Agreements.
         --------------------------------------------

            (a)  Insertion  of  Mortgage  Information.  Tenant  agrees  that the
                 ------------------------------------
      recording information for the Mortgage may be written on this Agreement at the time this Agreement is recorded or at such other time as may be appropriate, and such insertion shall not negate, or adversely or negatively effect the validity and enforceability of this Agreement.

            (b) No Amendment  or  Modification.  Tenant  agrees that it will not
                ------------------------------
      amend, modify, replace or substitute the Leases, or any part thereof, without Bank's prior written consent.

            (c) No Alterations or  Improvements.  Tenant agrees that it will not
                -------------------------------
      make to that portion of the Property leased by it under the Leases any alterations, improvements or changes that would cause the value of the Property to diminish or the utility or current usefulness of the Property to be diminished, without the prior written consent of Bank.

            (d) Payment of Rents to Bank. Tenant,  recognizing and acknowledging
                ------------------------
      that the lessor or landlord under the Leases has assigned or will assign to Bank the rents and profits from the Property, and Tenant agrees that it will pay to Bank, on written demand, all rental payments or other sums required to be paid by Tenant under the Leases.

            (e)  Notice and Right to Cure  Defaults.  Prior to  terminating  the
                 ----------------------------------
      Leases due to a default by the lessor or landlord thereunder, Tenant agrees to notify Bank of such default and give Bank the opportunity to cure such default within thirty (30) days of Bank's receipt of such notice (or, if such default cannot reasonably be cured within such thirty (30) day period, Bank shall have such longer time as may be necessary (not ot exceed sixty (60) days) to cure the default; provided that Bank commences the cure within such period and diligently pursues the cure thereafter).

      7.  Limitation  of  Liability.  Notwithstanding  anything to the  contrary
          -------------------------
contained herein, the shareholders, directors, officers, employees, agents and other representatives of Bank shall not have any personal liability to Tenant and the liability of Bank to Tenant, in any event, shall not exceed and shall be limited to Bank's interest in that portion (including rental income, insurance and condemnation proceeds) of the Property that is subject to the Leases. If Bank becomes the "landlord" under the Leases, after it conveys its interest under the Leases and no longer is the "landlord" thereunder, Bank shall not be liable for any unperformed covenant, duty or obligation of "landlord" thereafter accruing.

8.    Miscellaneous.
      -------------

      (a) Incorporation of Exhibits.  The Mortgage and all exhibits,  schedules,
          -------------------------
addenda and other attachments to this Agreement are by this reference incorporated herein and made a part hereof as if fully set forth in the body of this Agreement.

      (b) No Oral Change.  This  Agreement  can be amended or modified only in a
          --------------
writing duly executed by the parties hereto.

      (c) Notices. All notices,  certificates and other communications hereunder
          -------
shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed to the addresses set forth above. Bank and Tenant may, by written notice given hereunder, designate a different address where communications should be sent.

      (d) Number and Gender. Whenever the context may require, any pronouns used
          -----------------
herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa. Words importing persons include firms, companies, associations, general partnerships, limited partnerships, limited liability partnerships, limited liability limited partnerships, limited liability companies, trusts, business trusts, corporations and legal entities, including public and quasi-public bodies, as well as individuals.

      (e) Successors and Assigns. This Agreement shall be binding upon and inure
          ----------------------
to the benefit of the respective heirs, personal representatives, successors or assigns of the parties hereto.

      (f) Term of Agreement.  The terms and provisions of this  Agreement  shall
          -----------------
terminate upon the cancellation of record of the Mortgage, unless the same is earlier terminated by a termination agreement executed and delivered to Tenant by Bank.

      (i)

                       (Signatures Begin on the Next Page)

The undersigned have executed this Agreement as of the day and year first above stated.


                                        --------------------------



                                        By:
                                           -------------------------------------
                                                 _____________, President
ATTEST:


------------------------------
______________, Secretary


STATE OF NORTH CAROLINA
COUNTY OF
         ---------------------

I,  __________________________________,  a Notary Public of the County and State
aforesaid, certify that ____________________ personally came before me this day and acknowledged that he is ____________________ of ________________________, a
_______________________________________,  and that by authority given and as the act of said company, the foregoing instrument was signed in its name by him.

      Witness my hand and official stamp or seal, this the day of , 2004.





                                  Notary Public

My Commission Expires:
                      -----------------------------------------------

                                  ATTACHMENT 1

            (Subordination, Attornment and Non-disturbance Agreement)

      (a)  Description  of  Leases   (include  all  amendments,   modifications,
extensions, renewals, replacements and substitutions; and include any recorded memorandum of lease or recording information for lease if lease recorded):

                 ----------------------------------------------


Lease Agreement  dated  __________ by and between  ________________________,  as lessor, and Tenant, as lessee.

5. Description of Property (describe below or attach description and reference attachment below):


                        (Description of Leased Premises)